Exhibit 10.14

Bio-Propanol Joint Development Agreement

by and between

Coskata Inc.

and Total Petrochemicals Research Feluy S.A.

Table of Content

SECTION 1:	Purpose of this Agreement	4

SECTION 2:	Term of this Agreement	4

2.1	Term	4

2.2	Early termination	4

2.3	After termination	6

SECTION 3:	Management of this Agreement	8

3.1	Steering Committee	8

3.2	Technical Management Team	9

SECTION 4:	Joint research and development	9

4.1	Initial Joint Development Program	9

4.2	Additional Development Programs	12

4.3	Access to Coskata’s facilities	12

4.4	Independent research	13

4.5	Subcontracting	14

4.6	Dehydration	15

SECTION 5:	Ownership and intellectual property rights	15

5.1	Ownership	15

5.2	Patents	16

5.3	Other	17

SECTION 6:	Conveyance of rights between the Parties	18

6.1	For research purposes	18

6.2	For licensing purposes	18

6.3	For use outside the Field	19

6.4	General	19

SECTION 7:	Licensing to Licensees	20

7.1	Coskata as exclusive licensing agent	20

7.2	Approved Licensing Conditions / Approved Package	20

7.3	Performance guarantees	21

7.4	Promotion	21

7.5	Services to Licensees	22

7.6	Consideration	23

7.7	Exclusivity Periods	24

7.8	Other	25

SECTION 8:	Exchange of information	26

SECTION 9:	Freedom-to-operate	26

This agreement and its appendices (“Agreement”) are made and entered into this 20th day of December, 2010 (“Effective Date”) by and between Coskata, Inc. a company having its registered office at 4575 Weaver Pkwy, Ste 100, Warrenville, IL, USA (“Coskata”), and Total Petrochemicals Research Feluy S.A. (“TPRF”), a company incorporated under Belgian law and having its registered office at Zone Industrielle C, 7181 Feluy, Belgium. Each of Coskata and TPRF shall hereinafter be referred to as a “Party” and collectively as the “Parties.”

Whereas, Coskata has preliminary results on the conversion of synthesis gas into a mixture of ethanol and propanol using a [***] strain [***] species and is interested in developing technology and licensing technology for the production of Propanol that is complementary to the use of technology for the dehydration of Propanol to propylene.

Whereas, TPRF is interested in developing and commercializing of chemical or polymer-grade propylene made from Synthesis Gas, produced by gasification or reforming of carbon sources, including renewable resources. TPRF is already involved in the development of dehydration technology for alcohols into corresponding olefins with a third party which technology will become available for licensing if and when its development is deemed successful by TPRF and such third party.

Whereas, the Parties desire to collaborate with the objective of developing, industrializing and commercializing a new technology and/or process to convert clean, cool Synthesis Gas by fermentation to a mixture of predominantly Propanol and, to a lesser extent, byproducts, including recovery and purification to provide dehydration-ready Propanol (“Propanol Fermentation Technology” as further defined in Appendix 1).

NOW, THEREFORE, for and in consideration of the covenants and agreements herein set forth, the Parties agree as follows:

SECTION	1: Purpose of this Agreement

The Parties wish to enter into this Agreement under which they shall jointly undertake research and development work in the Field with the primary objective of jointly developing the Propanol Fermentation Technology and, if such development is deemed successful by the Parties, to jointly industrialize and commercialize the same.

SECTION	2: Term of this Agreement

2.1	Term.

The term of this Agreement shall begin on the Effective Date and shall remain in effect for a minimum period of twenty (20) years from such date.

2.2	Early termination.

2.2.1	Notwithstanding Paragraph 2.1 hereof, this Agreement may be terminated at any time by any Party if and when agreed upon by the other Party.

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2.2.2	Notwithstanding Paragraph 2.1 hereof, this Agreement may be terminated by any Party upon expiration of a [***] period from the Effective Date if the Steering Committee has decided that (a) Readiness has not been achieved within such a [***] period and decided that (b) there will be no extension of the period wherein Readiness of the IJDP will be achieved. However, if after such termination, a Party (the “Solving Party”) identifies a solution resolving the problem underlying the non-achievement of Readiness and the Solving Party reconsiders the development of the PFT and requiring the Foreground for its implementation, then the Solving Party shall have the obligation to notify the other Party (the “Notified Party”) of such solution during a period of (i) [***] after the date of such termination if the Solving Party independently identifies, without relying on third parties, such solution or (ii) [***] after the date of such termination if the Solving Party identifies such solution together with a [***] and the Notified Party shall have the right to collaborate, with the Solving Party, on such solution according to terms identical to those of this Agreement or under other terms agreed upon between the Parties, which right the Notified Party must exercise within [***] of receiving notice from the Solving Party.

2.2.3	Notwithstanding Paragraph 2.1 hereof, this Agreement may be terminated by any Party in each case that the Steering Committee decides, prior to or on the due date, that (a) a given milestone (as specified in Appendix 3) cannot be achieved within the period determined by the Agreement and the Steering Committee decides that (b) there will be no extension of the period wherein the relevant milestone is to be achieved. However, if after such termination, a Solving Party identifies a solution resolving the problem underlying the non-achievement of said milestone and the Solving Party reconsiders the development of the PFT and requiring the Foreground for its implementation, the Solving Party shall have the obligation to notify the Notified Party of such solution during a period of (i) [***] after the date of such termination if the Solving Party independently identifies, without relying on third parties, such solution or (ii) [***] after the date of such termination if the Solving Party identifies such solution together with a [***] and the Notified Party shall have the right to collaborate, with the Solving Party, on such solution according to terms identical to those of this Agreement or under other terms agreed upon between the Parties, which right the Notified Party must exercise within [***] of receiving notice from the Solving Party.

2.2.4	Notwithstanding Paragraph 2.1 hereof, this Agreement may be terminated by any Party if no license agreement (including but not limited to a license agreement with TPRF or a TPRF Affiliate) is signed with a Licensee within [***] after Readiness or [***] of the Effective Date, whichever date is the earliest, and which license agreement covers the construction and operation of a Licensed Unit with a capacity for the production of Propanol (and other (by-)products produced by the plant) of at least [***]. These time periods shall be extended by the number of years under which TPRF has exercised its options for exclusivity according to Section 7.7.

2.2.5	Notwithstanding Paragraph 2.1 hereof, this Agreement may be terminated by any Party if, no later than [***] after the Effective Date, or a later date as reasonably agreed by the Steering Committee: (i) TPRF and/or the [***] have expressed disagreement with reasonable and good faith terms and conditions proposed by Coskata and directed to providing Coskata, for the benefit of Licensees, the ability to access the dehydration technology being [***] developed by TPRF and the [***], and (ii) no alternative solution regarding the availability of a dehydration technology to Licensees is agreed upon by the Parties. [***] represent and warrant to undertake a good faith effort to have Coskata and the [***] sign such an agreement or agree to such an alternative solution within this [***]. [***] also agree to maintain, during the course of negotiating an

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agreement as provided for in subsection (i) of this paragraph, a list of material [***]. During the undertaking of such good faith efforts, any such list of material [***] shall be shared between [***], on a monthly basis or otherwise upon request of [***] in a manner that reasonably enables the Parties to [***]. Such termination in application of this Paragraph 2.2.5 may only be exercised on the date [***] after the Effective Date, or any later date reasonably agreed by the Steering Committee. Such termination shall be the sole and exclusive remedy any Party may have on account of the other Party.

2.2.6	Notwithstanding Paragraph 2.1 hereof, this Agreement may be terminated by any Party if at any time, in the opinion of outside antitrust counsel, the exercise of rights and obligations contained in this Agreement violates any applicable antitrust laws or regulations and the provisions of Section 13.8 do not permit the continued operation of this Agreement. The non-terminating Party shall have available any legal remedy for damages resulting from any decision by a Party to terminate the Agreement under this Paragraph 2.2.6 without there being any such violation of applicable antitrust laws or regulations, notwithstanding Section 13.3.

2.2.7	In the event a proceeding for bankruptcy, insolvency, dissolution, compulsory winding-up, judicial custodian, compulsory management, or any other event which under the laws of any jurisdiction has a similar effect, is commenced against Coskata, TPRF may, without waiving any other rights or remedies available to it, apply to any court or authority of competent jurisdiction to prevent any assignment of this Agreement or any of the rights, title, interests or benefits contemplated therein by operation of law or act of authority or otherwise, to any third party, including any trustee, without the prior written consent of Coskata, and Coskata shall assist TPRF in this regard in any manner permitted by law. In case of such proceeding being commenced against Coskata, and notwithstanding Paragraph 2.1 hereof, TPRF shall be entitled to terminate this Agreement and/or to withdraw the right granted to Coskata under this Agreement.

2.2.8	Notwithstanding Paragraph 2.1, this Agreement may be promptly terminated by either Coskata or TPRF, upon notice, in the event that without such Party’s prior written consent (i) there is an assignment of this Agreement or of all or any part of the Foreground and/or Coskata or TPRF’s Background, for the benefit of creditors and/or (ii) there is a Change of Control of Coskata or TPRF (the term “Change of Control” shall mean with respect to any Party, an event whereby a third party (other than any TPRF Affiliate or Coskata Affiliate existing as of the Effective Date) acquires more than fifty percent (50%) of the shares or equity interests in such Party).

2.2.9	Any early termination in application of Subparagraphs 2.2.1, 2.2.2, 2.2.3, 2.2.4 or 2.2.10 shall always be subject to the terminating Party giving at least three (3) months prior written notice to the other Party. Any such notice shall be in addition to, and shall not be exclusive of or prejudicial to, any other rights or remedies, at law or in equity, which a Party may have on account of any default of another Party.

2.2.10	Notwithstanding Paragraph 2.1 hereof, this Agreement may be terminated by each Party if the Steering Committee, as contemplated in Subparagraph 4.1.2.2 (i): (a) does not decide to carry out a first demonstration of [***] demonstration within [***] of the IJDP, or (b) decides to discontinue the on-going demonstration of Phase 2 of the IJDP.

2.3	After termination.

2.3.1	Termination of this Agreement for any reason shall not release any Party hereto from any obligation or liability which, at the time of such termination, has already accrued to any other

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Party or which is attributable to a period prior to such termination nor preclude any Party, subject to Paragraph 13.3, from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

2.3.2	Termination of this Agreement for any reason shall not affect the Parties’ ownership of Background as set forth herein.

2.3.3	Termination of this Agreement in application of Paragraph 2.1 or Subparagraphs 2.2.1, 2.2.2, 2.2.3, 2.2.4, 2.2.7, or 2.2.8 shall not affect any licenses or other rights previously granted to a Licensee under an Approved Package in accordance with the Approved Licensing Conditions.

2.3.4	Termination of this Agreement for any reason shall not affect or alter the obligations, liabilities, rights, benefits and title included in Subparagraphs 2.2.2 and 2.2.3; Paragraph 2.3; Subparagraphs 4.3.4, 4.3.5, and 4.5.3; Section 5; Paragraphs 6.3 and 6.4; Subparagraph 7.8.1 only with respect to safety-related improvements, adaptations or developments; Subparagaphs 7.8.3, 7.8.4, and 7.8.5; Paragraphs 9.5 and 9.6; Sections 10 and 11; Paragraphs 12.1, 12.4, 12.6, 12.7, 12.8, 13.1, 13.2, 13.3, 13.6, 13.8, and 13.9; Paragraphs 13.10 and 13.11 only to the extent they are necessary to effect performance of surviving clauses; Paragraphs 13.12, 13.13, and 13.14; Appendix 1 only to the extent such definitions are necessary to effect performance of surviving clauses; Appendix 5; and Appendix 6, only to the extent described in Item 9.

2.3.5	In the event of termination of this Agreement for any reason, each of TPRF and Coskata shall have the right to use, disclose (with any such disclosure subject to the confidentiality provisions of Section 11) or license any Foreground including all pertaining rights, title and interest (whether or not based on the Background made available hereunder by either Party) without accounting therefore to any other Party and without any restriction arising from this Agreement, provided that the exercise of any such right shall be in accordance with the terms and conditions expressly specified by this Agreement to survive termination under Paragraph 2.3.4 or otherwise agreed in accordance with the Paragraph 13.3.

2.3.6	In the event of termination of this Agreement for any reason, no Party is allowed to use or to continue to use the other Party’s Background made available hereunder, except as permitted in this Agreement or otherwise unless a specific license is granted under conditions to be specified.

2.3.7	In the event of termination of this Agreement for any reason, each Party remains to have the right to use, disclose or license its Background it has made available hereunder, without accounting therefore to any other Party.

2.3.8	In the event of termination of this Agreement for any reason, the Parties shall continue to decide jointly with respect to the implementation of those provisions that (a) are identified in Subparagraph 2.3.4 to survive termination of this Agreement and (b) are subject to a decision of the Steering Committee during the term of this Agreement. Any such joint decision by and between the Parties after termination of this Agreement shall take place in the same manner as contemplated under Subparagraph 3.1.4,

SECTION 3: Management of this Agreement

3.1	Steering Committee.

3.1.1	The Parties shall form a “Steering Committee” or “SC” consisting of two (2) permanent members representing Coskata and two (2) permanent members representing TPRF. The Parties agree that TPRF shall have the right to elect its representative from within the personnel of its Affiliates. Each member has the right to invite up to two experts in support of the activities and responsibilities of the SC, provided that: (a) the inviting Party shall provide the other Party with a prior notice of such invitation and (b) the other Party shall have the right to refuse such invitation in case this expert is not a member of the inviting Party’s personnel and (c) such invited expert shall in no event have the right to vote within the SC and (d) any expert attending a SC meeting who is not a member of any Party’s personnel shall have agreed in writing to the confidentiality provisions of Section 11.

3.1.2	Without prejudice to each Party’s responsibilities and liabilities specified herein, the Steering Committee shall be responsible hereunder for those activities conducted under this Agreement that are attributed to the Steering Committee. Accordingly, the responsibilities of the Steering Committee shall consist of: (a) the evaluation of progress made in relation to the work to be performed by the Parties under this Agreement, the confirmation of achievement of milestones directed to the implementation of the IJDP and any ADPs and the decision to enter into a given phase of the IJDP and/or ADP; (b) the review, approval and rejection of proposals relating to the IJDP or an ADPs, including review and approval of the Approved Licensing Conditions and the Approved Package; (c) the discussion and recommendation of any amendments to this Agreement (if any) to be executed by the Parties; (d) the resolving of intellectual property matters; (e) the management of the preparation of the commercialization (industrialisation and licensing) of the Propanol Fermentation Technology; (f) all major decisions relating to the joint implementation of this Agreement between the Parties; and (g) any other responsibility as agreed by the Steering Committee.

3.1.3	The Steering Committee shall meet for the first time to establish an initial path forward for the implementation of the IJDP as described in Appendix 2 at a mutually agreeable date, but no later than forty-five (45) calendar days after the Effective Date. Details of the form, date, and place of the initial meeting will be as agreed by the Parties within fourteen (14) calendar days of the Effective Date. During the remainder of the term of this Agreement, the Steering Committee will meet every six (6) months, or as may otherwise be mutually agreed upon by the Parties, at times and places mutually agreed upon by the Parties.

3.1.4	The Steering Committee shall only take decisions hereunder on the basis [***] of the votes issued by all its Parties through its permanent members, meaning that each Party represented by its permanent member(s) shall have the specific right to [***] made by or on behalf of any other Party (through its permanent members or otherwise) and which without such consent, or if so rejected, such proposal, resolution, or directive does not become valid or effective as an act of the Steering Committee. Any such decision [***] shall require that all permanent members are present or otherwise involved in the relevant decision making process.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

3.2	Technical Management Team

3.2.1	The Parties shall form a “Technical Management Team” or “TMT”, consisting of at least two (2) permanent members representing Coskata and two (2) permanent members representing TPRF. The Parties agree that TPRF shall have the right to elect its representative from within the personnel of its Affiliates. Each Party has the right to invite one or more experts in support of the activities and responsibilities of the TMT, provided that: (a) the inviting Party shall provide the other Party with a prior notice of such invitation and (b) the other Party shall have the right to refuse such invitation in case this expert is not a member of the inviting Party’s personnel and (c) such invited expert shall in no event have the right to vote within the TMT and (d) any expert attending a TMT meeting who is not a member of any Party’s personnel shall have agreed in writing to the confidentiality provisions of Section 11.

3.2.2	The Technical Management Team shall be responsible hereunder for those activities conducted under this Agreement that are attributed to the Technical Management Team. In addition, the Technical Management Team shall (a) review progress of the IJDP and any ADP, (b) agree on the path forward in relation to the IJDP and any Additional Development Program, (c) make periodic written reports, at least for each Steering Committee meeting, containing sufficient detail to allow the Steering Committee to assess the status of the work performed; the periodic written report must also report the status of work under the IJDP and the Additional Development Program in order to determine the status of achievement of the Readiness and (d) to prepare the intellectual property matters and other matters to be resolved or handled by the Steering Committee.

3.2.3	The initial meeting of the Technical Management Team will occur at a mutually agreeable date, but no later than forty-five (45) days after the Effective Date. Following the initial meeting of the Technical Management Team, further discussions will be conducted on an on-going basis but with progress meetings at least every [***], or as may otherwise be mutually agreed upon by the Parties, at times and places to be mutually agreed by the Parties.

SECTION 4: Joint research and development

4.1	Initial Joint Development Program

4.1.1	The Parties shall jointly conduct the IJDP in accordance with the terms and conditions of this Agreement in view of obtaining the PFT suitable for its commercialization.

4.1.2	The Parties shall implement the IJDP, and fund such implementation, as follows:

4.1.2.1.	With respect to “Phase 1” of the IJDP (as specified in Appendix 2):

(i)	TPRF agrees to pay Coskata $1,300,000 as a contribution to the funding of the capital expenditures for the materials required for and dedicated to the IJDP, which materials shall be solely owned by Coskata and be used under terms and conditions to be agreed upon. Such participation in the funding of the capital expenditures by TPRF will be according to the following schedule: 50% due upon receipt of the invoice issued as from the Effective Date, 25% due upon

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receipt of the invoice issued as from the Effective Date plus three (3) months, and the remaining 25% due upon receipt of the invoice issued as from the Effective Date plus six (6) months; and

(ii)	Coskata will be in charge of and responsible for the funding of the capital expenditures related to the expansion of its laboratory as required for the implementation of the IJDP.

(iii)	Except if provided otherwise herein, TPRF and Coskata will bear their own costs associated with any of their employees participating and/or performing operations associated with Phase 1 of the IJDP.

4.1.2.2.	With respect to “Phase 2” of the IJDP (as specified in Appendix 2):

(i)	The decision to carry out a demonstration of any [***] will be subject to a decision of the Steering Committee applicable to a limited period of time to be determined by the Steering Committee, which demonstration shall only be made if and when such is justified by (a) an industrial and/or commercial need and priority for the purposes of this Agreement, and (b) the meeting of all Phase 1 deliverables as specified in Appendix 3. The continued carrying out of such demonstration shall be subject to subsequent monthly decisions of the Steering Committee.

(ii)	In case of a decision by the Steering Committee as contemplated in Subparagraph 4.1.2.2 (i), TPRF will pay in the aggregate a maximum amount of $2,700,000 for the completion of Phase 2 of the IJDP, provided however that in case that, within a period of less than [***] (as from the date of the first day of operation to demonstrate the [***]), (a) the Steering Committee decides that Phase 2 is completed or (b) the Steering Committee decides not to continue such demonstration, TPRF shall only pay a flat fee of $15,000 per day of continuous operation [***]. Such payment will only be made to fund the fixed and variable costs associated with the operation of [***] incurred in relation to Phase 2 of the IJDP. Such fees shall be invoiced by Coskata to TPRF on a monthly basis. The sum of all such fees paid during this phase is defined as the “Cumulative Period 2 Operating Fees (CP2OF)”.

(iii)	In the event the Steering Committee decides on equipment modifications [***] for the purposes of the IJDP, TPRF will fund all such modifications, including any third-party engineering and project management (in the event that Coskata does not have the capability to perform such engineering and/or project management), equipment, construction, and installation. Coskata shall assume any costs of internal personnel incurred in carrying out these modifications.

(iv)	TPRF will fund fifty percent (50%) of each [***] at a cost of $35,000 (including [***] as described in the IJDP and agreed by the Steering Committee, which maximum [***] for a maximum aggregated costs for TPRF of $525,000 for the completion of Phase 2 of the IJDP. Such participation in the funding of [***] shall be invoiced by Coskata to TPRF on a monthly basis. It is understood that TPRF requests that the Propanol fermentor operate for [***].

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(v)	Except if provided otherwise herein, TPRF and Coskata will bear their own costs associated with any of their employees participating and/or performing [***] with Phase 2 of the IJDP.

(vi)	The Parties recognize that Coskata’s operation of its [***] is subject to an agreement between [***], under which (1) [***] to provide Synthesis Gas for Coskata’s fermentation and separation equipment and (2) Coskata is given permission to retain and operate its [***] Coskata represents to the Parties that it has secured the necessary [***] for the purposes of the IJDP.

To the extent the implementation of any of the rights, obligations, information and services contemplated herein, in whole or in part, result from or are subject to arrangements between Coskata [***] has no contractual right or remedy that can be exercised against Coskata in a manner that will negatively impact the proper implementation of this Agreement.

4.1.2.3.	With respect to “Phase 3” of the IJDP (as specified in Appendix 2):

The Steering Committee will decide on the involvement and selection of a third party to prepare an engineering and design document envisioning the industrial implementation of the Foreground, whose main features are determined in Appendix 9 (“Blank Process Book”). Within this frame:

•

Coskata will provide access to its Background (including but not limited to engineering and design work or information for ethanol production via Synthesis Gas fermentation and alcohol separation) [***], in order to prepare the Blank Process Book.

•

Each Party will bear its own costs and expenses associated with their own personnel for the completion of the Blank Process Book. Any other costs to complete the Blank Process Book by relying on said third party will be borne by [***].

Except if provided otherwise herein, TPRF and Coskata will bear their own costs associated with any of their employees participating and/or performing operations associated with Phase 3 of the IJDP.

4.1.3	In addition to the resources and funding specified in Subparagraph 4.1.2, and without any costs, compensation or reimbursement for or from any other Party:

1.	Each Party will bear its own costs and expenses in meeting its obligations and responsibilities in relation to the implementation of the IJDP (including but not limited to its own costs associated with any personnel performing tasks associated with the IJDP) and the other terms and conditions of this Agreement. In particular, after Readiness of the IJDP, each Party shall continue to bear such costs and expenses (unless otherwise decided upon by the Steering Committee).

2.	Each Party will provide additional financial contributions and/or resources necessary to implement the IJDP (including but not limited to any modification or expansion thereof as approved by the Steering Committee) and to enable the filing of patent applications regarding Foreground, which contributions and resources are approved by the Steering Committee;

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4.1.4	The Steering Committee has the responsibility to prepare annual budgets for all costs to be borne for the implementation of the IJDP (unless otherwise agreed by the Parties) and the filing of patent applications covering Foreground, which costs are to be documented and charged at cost hereunder to one or more Parties. The Steering Committee also has the responsibility to track these costs against the annual budget and ensure that spending is consistent with and subject to the achievement of relevant project Milestones (as specified in Appendix 3).

4.2	Additional Development Programs

4.2.1	Each Party shall have the right to make a proposal for an ADP to the other Party. Any such proposal shall be reviewed and rejected or accepted by the Steering Committee. With respect to rejected proposals, the Parties shall act in strict accordance with Paragraph 4.4.

4.2.2	The Parties shall jointly conduct Additional Development Programs in accordance with the terms and conditions of this Agreement and/or any other terms and conditions agreed upon. A specific Addendum to this Agreement shall be signed between the Parties for each such Additional Project, defining the agreed upon scope of work, the related budget and task sharing as well as other terms and conditions.

4.3	Access to Coskata’s facilities

4.3.1	TPRF shall have the right to make available to Coskata during the term of the Initial Joint Development Program and the Additional Development Programs, and Coskata shall be obliged to accept such making available, [***] for the purposes of implementation of the Initial Joint Development Program and the Additional Development Programs.

4.3.2	Any such [***] in Paragraph 4.3.1 shall be involved in the implementation of the Initial Joint Development Program and the Additional Development Programs and, to that end, it shall be granted access to Foreground, the facilities, equipments, products, personnel of Coskata and other Coskata’s Background used for the implementation of the Initial Joint Development Program and/or the Additional Development Program, but only to the extent such is necessary or useful for such Initial Joint Development Program and/or Additional Development Program. Prior to granting such access to [***], TPRF and Coskata will inform [***] of the obligations of confidentiality required under this agreement.

4.3.3	Unless decided otherwise by TPRF, [***] in Paragraph 4.3.1 will at all times remain and [***] or the relevant TPRF Affiliate.

4.3.4	[***] contemplated in Subparagraph 4.3.1 will not be involved in activities that are expressly prohibited under Subparagraph 4.3.5.

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4.3.5	As far as legally permissible and for a period not exceeding five (5) years as from the date of the ending of [***] the Initial Joint Development Program in Coskata’s facilities, such TPRF or TPRF Affiliate [***] of TPRF, a TPRF Affiliate, or a TPRF Joint Venture. Such restriction will not apply (a) during [***] performance of experimental work in the form of an Additional Development Program and/or (b) to [***] experimental work involving TPRF’s Background.

4.4	Independent research

4.4.1	Neither Party shall [***].

4.4.2	After Readiness of the PFT, either Party may proceed to [***]. It is understood by the Parties that the intent is to conduct additional research and development work for improving or extending the PFT within the Field together by means of Additional Development Programs. In case one of the Parties proposes to perform such work jointly with the other Party as an Additional Development Program and such other Party does not elect to participate in such Additional Development Program after Readiness, the proposing Party (the “Pursuing Party”) is allowed to proceed with such additional research and development work independently [***] being understood that (i) the Background of the refusing Party cannot be used by the other Party without the prior approval of the Party owning such Background and (ii) the Identified Foreground (as defined in Subparagraph 6.3.3) relating to the refusing Party’s Background cannot be used by the other Party within the Field, unless specific terms and conditions for its use within the Field are agreed by the Steering Committee and (iii) notwithstanding anything else specified herein, the Pursuing Party has the right to use the Foreground, including all applicable rights, title and interest, for any such research and development work conducted independently [***]. In the event of an impasse at the Steering Committee, this dispute will be treated as described in Paragraph 13.3. Nothing in this Paragraph shall be interpreted to provide to a Party the rights to use Identified Foreground without permission to use the related Background.

4.4.3	Without prejudice to Paragraphs 4.4.1 and 4.4.2, in case of rejection of a proposal for an Additional Development Program, each Party shall have the right, without accounting therefore to the other Party, to pursue its own independent research and development efforts relating to such rejected proposal, [***] as long as they do not use, without permission, any Background of another Party or Identified Foreground relating to the other Party’s Background. Such independent research and development efforts shall be at the sole expense of the Party conducting it, and any results, information or inventions generated thereby shall [***].

4.4.4	If and when a Party (or TPRF Affiliates or Coskata Affiliates as the case may be) (the “Performing Party”) [***] that: (a) is/are able to produce predominantly Propanol and can be directed to the production thereof, (b) is/are not part of the Field and (c) for which (i) up to [***] such Party wants to develop potential applications for the production of [***] or (ii) after [***] such Party wants to develop potential applications for the production of Propanol by using Foreground (“Other Microorganism”), the Performing Party commits (but always subject to third party rights and/or its obligations owed to third parties) to propose such Other Microorganism to the other Party (the “Invited Party”) for the further and joint evaluation of the same by and between the Performing Party and the Invited Party in view of determining their respective interests and willingness into entering into a

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

collaboration with each other (and any relevant third party as the case may be) directed to such Other Microorganism (“Joint Evaluation”). The Invited Party may elect not to contribute to such Joint Evaluation and shall notify the Performing Party thereof within three (3) months from the date of proposal by the Performing Party. If the Invited Party elects to collaborate on the Joint Evaluation, then the Joint Evaluation will be considered an accepted ADP, subject to Section 4.2. To run such ADP, a necessary Addendum to this Agreement, as described in Section 4.2.2, will contain a redefinition of the Field to include the Other Microorganism. Nothing herein shall be construed as a restriction on the Performing Party to work or continue to work on the Other Microorganism, being understood however that, and except if decided otherwise between the Parties, nothing in this provision shall be interpreted so as to grant to the Performing Party a license covering the Invited Party’s Background or Identified Foreground.

Subject to the Performing Party’s confidentiality obligations owed to third parties, all relevant information that the Performing Party believes is reasonably necessary for the Invited Party to determine its interests in and willingness to contribute to the Joint Evaluation will have to be disclosed to the Invited Party. Any and all such information (including the existence of the above-said notification) provided by the Performing Party shall be held confidential in the same manner as Confidential Information under Section 11 hereof (but excluding Paragraphs 11.12 and 11.13) and the Invited Party shall not use any such information, except if expressly authorized otherwise by the Performing Party. Prior to any disclosure of such information, the Performing Party shall summarize or describe in general terms such information intended to be disclosed to the Invited Party, and the Invited Party shall have the right to refuse receipt of or access to any information or material so described or summarized by identifying for and providing to the Performing Party the described or summarized information that the Invited Party does not desire to receive.

4.5	Subcontracting

4.5.1	Should any Party wish to subcontract part of its share of work hereunder to any third party (other than to a TPRF Affiliate), such Party shall request the Steering Committee’s prior approval.

4.5.2	TPRF shall have the right to cause TPRF Affiliates to perform any action which TPRF is permitted to perform under this Agreement, and when such TPRF Affiliates are acting on behalf of TPRF in exercising the rights and licenses granted to TPRF under this Agreement, such TPRF Affiliates will be entitled to the same rights and benefits which are granted to TPRF hereunder and they shall have the benefit of the other Party’s contractual obligations to TPRF, provided, however, that TPRF shall cause such TPRF Affiliates to abide by the terms and conditions of this Agreement, including TPRF’s confidentiality and restricted use obligations.

4.5.3	The implementation of Subparagraphs 4.5.1 and 4.5.2 is subject to the condition that the concerned Party shall remain liable for the performance of its obligations under this Agreement and all property rights on the results of the work including intellectual property rights will be treated in the same way as if the work had been done by such Party itself, notwithstanding such subcontracting or delegation.

4.6	Dehydration

4.6.1	The Propanol produced by the PFT will be made available for the optimization of the dehydration technology that TPRF envisages to develop in collaboration with a third party (“TPRF Dehydration Partner”).

4.6.2	Even if such optimization of the dehydration technology falls outside the scope of the Field, and always subject to TPRF’s obligations owed to the TPRF Dehydration Partner:

(a)	TPRF will evaluate the Propanol and provide, subject to appropriate confidentiality and restricted use provisions to be agreed upon, feedback to Coskata on a need to know basis for the performance of the Agreement, with respect to the technical and commercial suitability, in TPRF’s opinion, of the Propanol for use in relation with such dehydration technology.

(b)	TPRF will work in good faith to [***].

(c)	Coskata shall not be responsible for providing any additional resources for the fractionation/purification section to the extent such section is integrated with the downstream dehydration section.

SECTION 5: Ownership and intellectual property rights

5.1	Ownership.

5.1.1	The Background provided hereunder to the other Parties shall remain at all times the sole ownership of the Party providing the same and, unless if expressly agreed otherwise herein or decided otherwise by the Steering Committee: (a) nothing herein will prevent such owning Party to continue to use and to benefit therefrom and (b) such Background shall not be transferred or disclosed by the other Party to any third party. Nothing in this Agreement includes a restriction of a Party’s right, with respect to the Background it owns or possesses, to use, commercialize, and to disclose to, and permit others to use the same without any obligation, restriction or accounting to the other Party.

5.1.2	Each Party agrees, to the extent it is possible and predictable that an event under Subparagraphs 2.2.6 or 2.2.7 or any other liquidation procedure will occur, [***]. The obligations of this Subparagraph 5.1.2 are limited by any pledge or encumbrance of such Party’s Background.

5.1.3	All rights, title and interest to Foreground, as well as to patents, patent applications and other intellectual property rights filed on or obtained hereunder in relation to Foreground, but not before the execution of this Agreement, shall be jointly owned by Coskata and TPRF.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

5.1.4	It is understood and agreed between the Parties that TPRF is entitled to assign all or part of its rights, title and interest to Foreground to a TPRF Affiliate, [***], being a [***] of the Total Group without prior approval of Coskata, provided, however, that TPRF shall cause such TPRF Affiliate to abide by the terms and conditions of this Agreement with respect to those rights, title and interest to Foreground that are assigned to such TPRF Affiliate, including TPRF’s confidentiality and restricted use obligations.

5.2	Patents.

5.2.1	On the basis of proposal(s) made by the Technical Management Team, the Steering Committee shall decide whether to file a patent application directed towards any Foreground. Unless decided otherwise by the Steering Committee, the Parties shall make [***].

5.2.2	The Parties will work together, with TPRF or Coskata, depending on their expertise taking the lead as decided upon by the Steering Committee, to promptly prepare, file, and prosecute any such patent application, with title to be put in the name of TPRF and Coskata while respecting the applicable rules of inventorship (without prejudice to the applicable rules, only the inventors who have made an inventive contribution to the Foreground subject to the patent application will be designated as inventors in such application) and national requirements for inventors that file the first patent application for an invention outside of their country.

5.2.3	The Parties shall work together to assure that such patent application(s) cover, to the reasonable knowledge of the Parties, all items of commercial interest and importance for all the Parties, and, to that end, the Parties will make all reasonable efforts to ascertain that any such patent application containing such Foreground confers the most efficient and strong protection to the Parties.

5.2.4	The Parties will split equally all direct third party costs (for examples patent office fees, translation fees, and national attorney fees) between TPRF and Coskata incurred in connection with such preparation, filing, prosecution, and maintenance of application(s) directed to Foreground.

5.2.5	The Steering Committee may decide for a given Foreground not to file or continue prosecuting or maintaining any patent and/or application; such decision should be duly justified by particular technical, commercial or industrial reasons directed towards such Foreground.

5.2.6	In the case where there is not agreement within the Steering Committee to make an initial filing of a patent application directed towards Foreground, the Favorable Party shall be free to file such an application at their own costs [***]. If the Favorable Party makes an election under this Subparagraph 5.2.6, and always subject to the other terms and conditions of this Agreement, the other Party will assign all their ownership rights, title and interests to those particular patents or patent applications in such countries to the Favorable Party.

5.2.7	If the Steering Committee cannot decide whether or not to extend rights in a patent application directed to Foreground to additional jurisdictions, then the Favorable Party shall be free to extend such rights at the Favorable Party’s sole expense. If the Favorable Party

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

makes an election under this Subparagraph 5.2.7, and always subject to the other terms and conditions of this Agreement, the other Party will assign all their rights, title and interests to those particular patents or patent applications in such countries to the Favorable Party. [***].

5.2.8	TPRF or Coskata shall not be prevented from or required to abandon any of their rights in patents or patent applications directed to Foreground. Provided however, that a Party deciding to abandon such rights shall give the other Party at least two (2) months advance notice of its decision and the opportunity to acquire such rights to any such application or patent under reasonable conditions to be agreed upon in writing.

Without prejudice to Subparagraph 5.1.4, if a Party decides to assign its ownership rights in Foreground to a third party (other than TPRF Affiliates or Coskata Affiliates) other than as provided in Paragraph 13.5, it shall provide [***] to, and obtain the [***] before doing so, provided always that the other Party shall have [***] such Foreground patents or patent application within [***]. The other Party’s [***] if not [***] within the [***]. Failing the [***] by the other Party, then the assignor Party shall be [***] on the Foreground patent or patent application to [***]. The conditions of the [***] shall not be [***] the third party assignee than the [***] to the other Party, it being understood that in no case can [***]. If according to any such other Party, the [***] of such rights and interest is not a [***] considering [***] or the [***], by the [***] shall be designated by such Party and approved by the other Party [***].

The cost of registration of the assignment of the Foreground patent or patent application at the suitable patent office shall be borne by the third party assignee. This provision shall apply for each country separately. If patent protection is sought in a country whose domestic law does not allow joint ownership of a Foreground patent, the Foreground patent will be registered in the name of one Party designated by the Steering Committee, subject to the execution of a contract between the Parties. To take into account relevant laws concerning the payment to be done in favor of inventors employed by the Parties, each holder of a Foreground patent, resulting from the work as aforementioned covered under this Agreement, shall support these above mentioned payments for its own employees.

5.3	Other.

5.3.1	In addition to or as an alternative to the filing of patents pursuant to Paragraph 5.2, any and all Foreground shall, as from its creation and thereafter, be sufficiently and accurately documented or otherwise formalized by the Parties in order to enable such Parties to benefit, as far as legally possible but always subject to the terms and conditions of this Agreement, from any other intellectual property protection (such as, for instance, trade secret, copyright and database-right protection) directed towards such Foreground.

5.3.2	To the extent necessary for the implementation of the provisions under Subparagraphs 5.1.2 and 5.1.4 and Paragraphs 5.2 and 5.3, the Parties shall, and shall cause their employees and contractors to, promptly provide or execute any documents, forms, declarations, oaths, powers of attorney, affidavits, confirmations, and/or assignments of rights, as may be required under the provision of any law, any regulation or any

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

international treaty, convention, or agreement, in each case as may be reasonably requested in writing by such Party, or by such Party’s successors, assigns or nominees, to vest, register, record or enforce such Party’s rights in any Foreground, anywhere in the world.

SECTION 6: Conveyance of rights between the Parties.

6.1	For research purposes.

6.1.1	Each Party grants to the other Party a non-exclusive, world-wide, royalty free, non-transferable right to use its Background and the Foreground including all pertaining rights, title and interest for the sole purposes of conducting the IJDP and/or ADPs.

6.1.2	In case of relevant technical information and associated rights obtained by a Party from or with third parties, [***].

6.2	For licensing purposes.

6.2.1	The Parties grant to Coskata a non-exclusive, world-wide, royalty free, non-transferable right within the Field under their respective Background made available hereunder and Foreground for the sole purposes of implementing the provisions under Paragraph 7.1 during the Agreement.

6.2.2	The Parties grant to Coskata the following non-exclusive, worldwide, royalty free, non-transferable rights within the Field under their respective Background made available hereunder and Foreground, which rights may only be exercised in conjunction with the implementation of one or more rights granted to Coskata under Paragraph 6.2.1.:

(a)	the right to use the Foreground and their Background to perform studies, evaluations and services that are directly related to the licensing of the PFT in accordance with the terms of this Agreement; and

(b)	the right to use the PFT, as well as Background required for the use of the PFT, for the design, engineering, procurement, construction, operation, maintenance, repair, reconstruction and/or modification of Licensed Units of Licensees.

6.2.3	The Parties grant TPRF a non-exclusive, world-wide, non-transferable right to license Foreground including all pertaining rights, title and interest and the required Background, as well as the right to use and sell the products and by-products produced thereby, to TPRF Affiliates and TPRF Joint Ventures in accordance with the relevant terms as set forth in Appendix 6. However, at TPRF’s written request, Coskata shall license, in accordance with the relevant terms of Appendix 6, such Foreground including all pertaining rights, title and interest and the required Background, as well as the right to use and sell the products and by-products produced thereby, directly to TPRF, TPRF Affiliates and TPRF Joint Ventures under normal and customary terms and conditions (but without prejudice to the other arrangements contained herein). For the avoidance of doubt, (a) any licensing activity conducted by TPRF shall take place in accordance with the Approved Licensing Conditions, (b) the rights granted to Coskata under

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Subparagraphs 6.2.1 and 6.2.2 shall be extended to TPRF for such licensing activity as contemplated in this Subparagraph and (c) Coskata shall provide reasonable assistance in regard of such licensing activity conducted under this Subparagraph 6.2.3 (subject to any applicable laws or regulations), which assistance shall include the services contemplated in Paragraph 7.5 to be provided under normal and customary terms and conditions.

6.3	For use outside the Field.

6.3.1	Neither Party shall have the right to use another Party’s Background outside the Field without that other Party’s approval, but subject to the provisions under Subparagraph 6.3.3.

6.3.2	Each Party has the right to freely use the Foreground including all pertaining rights, title and interest outside the Field without any restriction but subject to provisions under Subparagraph 6.3.3 and subject to the restriction on the activities of [***] involved in the IJDP described in Subparagraph 4.3.5.

6.3.3	(a) Either Party may identify, within six (6) months of the moment such identification is reasonably possible, any Foreground that (i) requires or necessitates the use of a Party’s Background made available hereunder and (ii) cannot be commercialized without using or infringing a Party’s Background made available hereunder (“Identified Foreground”). Such Identified Foreground is to be reviewed and agreed by the TMT at its next scheduled meeting, and the commercialization of such Identified Foreground is subject to approval by the Steering Committee. Such Identified Foreground cannot be used by either Party outside the Field, unless specific terms and conditions for its use outside the Field are agreed by the Steering Committee. In the event of an impasse at the Steering Committee, this dispute will be treated as described in Paragraph 13.3.

(b) For the purposes of Subparagraph 6.3.3(a), the “use of Identified Foreground” outside the Field shall mean, but is not limited to, the performance of research and development work based on such Identified Foreground, process development based on such Identified Foreground and implementation of such Identified Foreground in other technologies. The agreed specific terms and conditions referred to in Subparagraph 6.3.3(a) should include, in the event that direct or indirect use of Identified Foreground outside the Field would lead to commercialization, a non-exclusive right, granted by the Party owning and controlling the Background covered by the Identified Foreground, to commercialize the Identified Foreground outside the Field under normal and customary terms and conditions.

6.4	General.

Notwithstanding anything to the contrary in this Agreement, no Foreground including all pertaining rights, title and interest to such Foreground or Background exchanged, disclosed or otherwise made available hereunder to a Party by or on behalf of the other Party will be subject to any restrictions for any Party arising from or by virtue of such exchange, disclosure or making available and, except if expressly specified in this Agreement (or otherwise decided upon by the Steering Committee), in no event will any Party have any liabilities or obligations owed to any other Party in respect of such Background.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SECTION 7: Licensing to Licensees.

7.1	Coskata as exclusive licensing agent.

7.1.1	The Parties designate Coskata as their exclusive agent (which exclusivity means only that the Parties will not rely on a third party to grant licenses directed to Foreground to other third parties as described in this Paragraph 7.1.1) within the Field:

(a)	to license, with Coskata as the sole contracting party, to Licensees (a) the right to use the PFT and other Foreground, as well as any Background required for such use, and (b) the right to use and sell the products and by-products produced thereby; and

(b)	to grant, with Coskata as the sole contracting party, sublicensing rights to Licensees to sublicense to others (a) the right to use, the PFT and other Foreground, as well as any Background required for such use, and (b) to have used and sold by such others products and by-products produced thereby; and

(c)	to use the PFT and other Foreground, as well as any Background required for such use, for the offering to Licensees.

7.1.2	In case there are technical and/or commercial reasons that Coskata cannot or will not fulfill its role as licensing agent under Paragraph 7.1.1, Coskata shall advise the other Party thereof promptly in writing, and TPRF shall have the right, without incurring any costs, to substitute Coskata on a case-by-case basis in its licensing activities contemplated herein and, in the event TPRF elects in its sole discretion to proceed with such substitution: (a) Coskata shall provide reasonable assistance to TPRF in this regard, subject to any applicable laws or regulations (which assistance shall include the services contemplated in Paragraph 7.5 to be provided under normal and customary terms and conditions) and (b) the rights granted to Coskata under Paragraphs 6.2.1 and 6.2.2 shall be extended to TPRF. For the avoidance of doubt, any such licensing activity conducted by TPRF in substitution of Coskata shall take place in accordance with the Approved Licensing Conditions. In such case, and notwithstanding anything else agreed upon in this Agreement, TPRF shall then be entitled to a fee for this particular license, to be agreed upon by the Parties together with other applicable terms and conditions.

7.1.3	If and when, between the Readiness and the tenth anniversary thereof (whether or not during the term of this Agreement), no more than [***] licenses directed to the Propanol Fermentation Technology are granted to Licensees (except if not due to reasons attributable to Coskata), the SC shall identify a solution, without prejudice to subparagraph 2.2.4 and 7.1.2, that might include (i) a change in the agency attributed to Coskata, and the associated rights thereto, and (ii) the involvement of third parties in the performance of the license agent.

7.2	Approved Licensing Conditions / Approved Package

7.2.1	Coskata represents and warrants that it shall not exercise any of the rights and benefits included in Subparagraphs 6.2.1, 6.2.2, and 7.1.1 prior to the determination by the Steering Committee of the protocol set forth in (a) the Approved Licensing Conditions and (b) the Approved Package.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

7.2.2	Coskata represents and warrants that, except in case of the Steering Committee deciding otherwise, the exercise and implementation by Coskata of any of the rights and benefits included in Subparagraphs 6.2.1, 6.2.2, and 7.1.1 shall: (a) only be undertaken with respect to an Approved Package, (b) be compliant with the Approved Licensing Conditions and (c) only be undertaken after the work undertaken by the Parties pursuant to Paragraph 9.2. Coskata shall request the Steering Committee’s approval in case of any Significant Deviations (as defined in Appendix 1) from the Approved Package or changes to the Approved Licensing Conditions before accepting them for a particular Licensee; such Steering Committee’s decision should be taken and made known in writing to Coskata within ten (10) working days after the request date. The absence of an answer by the Steering Committee or any Party regarding this request within this ten-day period shall be deemed to constitute an approval made by the Steering Committee.

7.2.3	For the avoidance of any doubt, in the event a Licensee or Prospective Licensee desires to acquire a license, receive or use one or more rights or parts of Approved Package, or combinations thereof, any such license, receipt or use shall take place in accordance with the provisions of this Agreement.

7.3	Performance guarantees.

7.3.1	Coskata may be required, in application of any of the rights and benefits included in Subparagraphs 6.2.1, 6.2.2 and 7.1.1, to provide a Licensee with performance guarantees in connection with the relevant Licensed Unit (such as those performance guarantees relating to capacity, product quality, product specifications and feedstock and utility consumptions).

7.3.2	By virtue of any such performance guarantee, Coskata may be required to pay the cost of changes, modifications or additions necessary to meet such guarantees, and to pay liquidated damages, and TPRF agrees [***]. It is agreed between the Parties that the maximum amount of the performance guarantee costs and liquidated damages shall not exceed [***], unless otherwise agreed by the Steering Committee.

7.3.3	In those cases where [***] to share in the costs of [***] or payment of [***] to address the [***], Coskata shall promptly notify [***]. Coskata shall keep [***] and in the event that TPRF [***] then the Parties shall discuss the matter in good faith and Coskata shall [***] with a statement setting forth the costs [***] and payment of [***].

7.4	Promotion.

7.4.1	Following the Effective Date and prior to Readiness, both Coskata and TPRF shall have the right to promote the Propanol Fermentation Technology provided that such promotion reflects the general characterization of the technology as being in a research and development phase, unless otherwise approved by the Steering Committee.

7.4.2	Following the Effective Date, and always subject to the confidentiality and restricted use obligations included herein, both Coskata and TPRF (and only Coskata and TPRF) shall have the right to promote the use of the Foreground including all pertaining rights, title and interest (whether or not amalgamated with the other Party’s Background) and/or the Propanol Fermentation Technology to Prospective Licensees.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

7.4.3	No Party shall make any press release, public statement or communication to a third party in relation to this Agreement, the IJDP, Additional Development Programs, Foreground including all pertaining rights, title and interest and/or Propanol Fermentation Technology without the prior written consent of the other Party, however, the purpose of this Agreement as provided in Section 1 can be communicated to Licensees, Prospective Licensees, financial advisors and potential investors under terms of confidentiality.

7.4.4	This Agreement, including its contents in full or in part, may be provided to prospective investors subject to confidentiality and applicable laws and prior notification to TPRF of the identity of the prospective investor. TPRF shall have 10 business days to consider this disclosure and, to the extent TPRF reasonably demonstrates within that timeframe that such disclosure would conflict with applicable laws, the Parties will undertake all reasonable efforts prior to disclosure to redact the agreement such that the redacted agreement would then be in compliance with the laws in question.

7.4.5	Coskata, and TPRF to the extent TPRF undertakes such activities, shall keep the other Party reasonably advised, subject to confidentiality obligations of Coskata and TPRF, as to the status of any negotiations with Prospective Licensees, Licensees or other third parties regarding Approved Package and/or Confidential Information. Coskata, and TPRF to the extent TPRF undertakes such activities, shall not initiate confidentiality terms that would restrict the ability of the prospective licensor to provide the identity of particular Licensees and their non-technical project information to the other Party.

7.4.6	TPRF may notify Coskata of its or a TPRF Affiliate’s general desire to be involved, as shareholder or otherwise, in unspecified projects for which Coskata has been contacted to grant a license or other rights in relation to Propanol Fermentation Technology to a third party. Coskata agrees in that situation to inform relevant third parties of TPRF’s interest and, in the case of the third party also being interested in such an involvement by TPRF, provide appropriate third party contact details to TPRF.

7.5	Services to Licensees

7.5.1	Services before the start-up of the Licensed Unit:

1.	In completion of its licensing activities hereunder, Coskata shall furnish services to the Licensee in the form of and by supplying basic engineering services for Licensed Units of Licensees under its sole responsibility. Such basic engineering package and its directly related services shall be referred to as a “Technology Access and Engineering Design Package”, which shall be governed by an agreement between Coskata and the Licensee other than the license agreement.

Coskata shall request of any Licensee deploying the [***] of an Approved Package the approval to [***], any Technology Access and Engineering Design Package document developed for that Licensee and any Licensed Unit [***] relating to the relevant Licensed Unit. If [***] Coskata will then [***].

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Coskata shall be responsible for establishing or having established the Technology Access and Engineering Design Package for each single Licensee, which shall in any event be in strict conformity with the Approved Package.

2.	In completion of its licensing activities hereunder, Coskata shall also be responsible for the provision to all Licensees with all other relevant and normal services that are requested by the Licensee, such as (i) support from Coskata for starting-up of the Licensed Unit at stake and (ii) any supervisory operating manual and any proprietary equipment and services related thereto, at its sole cost and benefit.

7.5.2	Services after the start-up of the Licensed Unit

1.	In completion of its licensing activities hereunder, Coskata shall furnish services to the Licensee in the form of and by supplying the necessary micro-organisms for Licensed Units of Licensees that intend to use an Approved Package or that are using the same (including the expansion and/or modification of existing plants), under its sole responsibility. Such services shall be supplied by Coskata under an agreement with the Licensee other than the license agreement.

2.	In completion of its licensing activities hereunder, Coskata may also engage in further operational improvement activities to provide better operation or longer on-stream operation, such as operator training simulators or advanced process control, at its sole cost and benefit. Coskata will provide assistance to start-up operations and other technical assistance to the Licensed Unit of its Licensee. Such activities shall be conducted by Coskata under an agreement with the Licensee other than the license agreement.

7.6	Consideration

7.6.1	Coskata shall ascertain that each Licensee shall pay to Coskata, in consideration of the licenses granted and services provided by Coskata to the Licensee, reasonable fees that will consist of:

(i)	Service fees incurred in providing the Technology Access and Engineering Design Package,

(ii)	Support fees for other services during the period prior to operation of the Licensed Unit (including during start-up and performance of the “guarantee test run”) and ongoing microorganism and nutrient supply as well as technical support during the operation of the Licensed Unit, and

(iii)	Royalty fees for access to and the ability to use technology consisting of some combination of [***].

7.6.2	The service fees contemplated in Subparagraph 7.6.1(i) shall: (a) not exceed US$[***] as of the Effective Date and adjusted by the Annual Average BLS Index and (b) not exceed the [***]. Upon TPRF’s request and subject to Subparagraph 7.8.4, Coskata shall make all data available to TPRF demonstrating compliance with Subparagraphs 7.6.2 and 7.6.4.

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

7.6.3	The support fees contemplated in Subparagraph 7.6.1(ii) shall be charged at Coskata’s standard rates including [***].

Upon TPRF’s request and subject to Subparagraph 7.8.4, Coskata shall make all relevant data available to an independent third party expert under a suitable confidentiality agreement, mutually agreeable to Coskata and TPRF, to assess compliance with this Subparagraph 7.6.3. The Parties shall select such expert within 60 days from the date of TPRF’s request.

7.6.4	For each license regarding an Approved Package granted pursuant to this Agreement, the Parties shall share all royalty fee payments, as contemplated in Subparagraph 7.6.1(iii), as determined in Appendices 5 and 6, except for those amounts paid by TPRF and TPRF Affiliates.

7.6.5	Coskata shall collect all fees from the licensee, including the Parties’ shares due in accordance with Appendix 5 of all payments actually received from each Licensee. Coskata shall prepare and furnish to TPRF, within sixty (60) days following the end of each January and July, a written report identifying each license agreement, the current paid-up capacity, the design capacity, and amount of royalties actually collected with respect to such license. TPRF shall then issue an invoice which will be paid by Coskata within thirty (30) days as from the date of its receipt. All payments by Coskata to TPRF hereunder shall be payable in the currency used in the relevant license agreement (unless otherwise previously agreed in writing) by wire transfer to a bank account designated in writing by TPRF or to such other place as TPRF may hereafter designate with a written notice to Coskata.

7.6.6	Coskata shall attempt to ensure that all Licensee royalty fees are paid net of any taxes incurred. In the event that any tax receipt or voucher issued to Coskata in connection with the payment of foreign income taxes constitutes a withholding against and reduction of the payments actually collected, then Coskata shall request from the Licensee copies of official tax receipts evidencing payment of such taxes and shall provide TPRF hereto with copies of such receipts along with a statement certifying such TPRF’s proportionate share thereof based on the fact that Coskata is collecting TPRF’s share of license fees for TPRF.

7.6.7	To the extent the Licensee contemplated in Subparagraph 7.5.1 is TPRF, a TPRF Affiliate, a TPRF Joint-Venture or a Coskata Joint-Venture, the license fee to be paid to Coskata shall be subject to the arrangements specified in Appendix 6 and, in such event, Subparagraph 7.6.4 as well as the sharing provisions of Appendix 5 shall not apply to such Licensee except as provided for in Appendix 6.

7.6.8	The provisions of this Agreement providing for sharing of revenues and expenses or liquidated damages shall apply only in connection with licenses relating to any Approved Package granted after the Effective Date.

7.7	Exclusivity Periods

7.7.1	As from the date of Readiness of the PFT ([***]), TPRF shall have the option to enjoy Exclusivity Periods each of one year in duration in accordance with the incremental

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

periods stipulated in Appendix 7 (“Exclusivity Periods”), subject to financial compensation to be paid by TPRF as specified in Appendix 7.

7.7.2	During the Exclusivity Periods there shall be no right by Coskata to grant a license to any third party (other than a TPRF Affiliate or TPRF Joint-Venture) in relation to the Foreground including all pertaining rights, title and interest; however at all times, Coskata shall be entitled to explore the market or make other marketing efforts regarding Prospective Licensees that are potentially interested in using the Foreground. During such Exclusivity Periods, Coskata, a Coskata Affiliate, or, only in the case where TPRF, a TPRF Affiliate, or a TPRF Joint Venture have not signed an agreement covering the phase of detailed engineering, procurement, and construction (“EPC Phase”) for a plant of at least [***] metric tons per year of Propanol (and by-products) capacity, [***] shall imply that Coskata shall provide TPRF with [***]. The preceding right to [***] has initiated the exercise of such right by commencing the [***] related to such right prior to the commencement of the [***]. In the event that a [***], Coskata will [***].

7.8	Other.

7.8.1	Save in case of an objection by the other Party, Coskata shall, to the extent it has the right, promptly disclose to such Party any and all improvements, adaptations or developments acquired, developed, or conceived by a Licensee and which: (a) are derived from or arises out of an Approved Package and (b) are disclosed hereunder by such Licensee to Coskata and (c) which have not been previously disclosed to or possessed by such Party. Subject to its obligations owed to any third party and subject to its arrangements with such Licensee, Coskata [***].

7.8.2	Coskata shall prepare and negotiate the agreements to be entered into with the Licensees in relation to Licensed Units and the services under Paragraph 7.5, and TPRF shall have the right to do the same when implementing the provisions under Subparagraphs 6.2.3 and 7.1.2 (but excluding those agreements to be entered into in application of Paragraph 7.5).

7.8.3	Except if expressly agreed otherwise by the Parties, no right or license is granted to a Party under this Agreement, directly or by implication, to use any trademark or name of the other Party, TPRF Affiliates, TPRF Joint Ventures, Coskata Affiliates or Coskata Joint Ventures.

7.8.4	Coskata shall keep true records and books of account containing an accurate and complete record of all data necessary for the determination of its obligations relating to the licensing activities incurred pursuant to this Agreement, including but not limited to its payment obligations hereunder. Coskata shall permit TPRF no more than once any calendar year, at TPRF’s expense, to have such records or books of account examined at all reasonable times during regular business hours by an independent expert under suitable confidentiality agreement, selected by TPRF, for the purpose of determining the accuracy of any of the statements to be rendered or other obligations to be implemented by Coskata relating to licensing activities pursuant to this Agreement. Any such expert shall not be entitled to disclose any information relating to the business of Coskata except that which is properly contained in any report required by this Agreement.

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

7.8.5	(a) TPRF has the right to [***].

(b)	Coskata has the right to [***].

(c) TPRF and/or Coskata shall have the right to [***] to the Licensed Units they, TPRF Affiliates, Coskata Affiliates, TPRF Joint-Ventures or Coskata Joint-Ventures [***] shall take reasonable efforts to [***] has to remain reasonable and [***] are subject to an appropriate [***].

SECTION 8: Exchange of information.

8.1	As part of the meetings of the TMT or otherwise agreed by the Parties, the Parties will exchange new Foreground and update for each other any Foreground including all pertaining rights, title and interest in their possession as well as Background that is newly brought into the project. In addition, during the IJDP and the ADP’s and as required thereafter according to this Agreement or as otherwise decided upon by the Steering Committee, each Party shall make available to the other Party research and/or development results and other efforts made or undertaken pursuant to the IJDP and the ADP’s.

8.2	Any such exchange in accordance with Paragraph 8.1 shall be sufficiently complete, accurate and detailed in order to enable each Party and the Steering Committee to perform its work attributed to it hereunder and to allow each Party to fully benefit from its rights and title conveyed to it hereunder.

8.3	The Technical Management Team shall coordinate the exchange contemplated in Paragraph 8.1. This coordination shall include, during each TMT meeting, a written update of the Parties’ Background and Foreground including all pertaining rights, title and interest as required for the execution of the IJDP, to be included in the next Steering Committee’s minutes subject to approval of these minutes by all the Parties.

8.4	The Parties agree that they shall act in strict accordance with the provisions of Appendix 8 hereto and, accordingly, they shall only make available or disclose to each other information in strict accordance with those provisions of Appendix 8.

8.5	The exposure of a Party (and/or any of its employees, directors, officers or representatives) by another Party to any [***], without the former Party’s prior written consent, shall in no event create any [***] (and/or any of its employees, directors, officers or representatives) in relation to such [***].

SECTION 9: Freedom-to-operate.

9.1	Each Party confirms that it has conducted a general freedom-to-operate evaluation of any and all patents, patent applications and other intellectual property rights (such as but not limited to trade secrets) relating to its Background that will be used for the purposes of this Agreement. Accordingly, each Party represents and warrants that: (i) through any such regular monitoring of patents and patent applications and such other intellectual property rights related to the conversion of Synthesis Gas to alcohol, it is not aware of any patents, patent applications or such other intellectual property owned by any third party that would jeopardize the freedom-to-operate of a commercial production facility of Propanol requiring such Background and (ii) any such regular monitoring is conducted in an accurate and non-negligent manner.

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

9.2	The Parties will work together and under the advice of legal counsel to identify and examine any patents, patent applications or other intellectual property owned or filed by any third party (other than TPRF Affiliate or Coskata Affiliate) which may present freedom-to-operate questions for intended licenses or other uses of an Approved Package as permitted by this Agreement or otherwise decided upon by the Steering Committee.

9.3	In any event, TPRF and Coskata will undertake or continue to undertake a third party patent survey in the Field as from the Effective Date.

9.4	If any potential freedom-to-operate question is identified pursuant to Paragraphs 9.1, 9.3 or otherwise, the Parties will obtain a competent legal opinion concerning such question to be used in conjunction with the advice of legal counsel in any decision making process regarding such intended licenses or other uses of an Approved Package. Except if decided otherwise by the Steering Committee, Coskata shall not make any Propanol Fermentation Technology, Foreground including all pertaining rights, title and interest, Background and/or Approved Package available to any Licensee prior to appropriate review and decision of the Steering Committee with the other Party with respect to any potential or identified freedom-to-operate questions.

9.5	In the event that Coskata, TPRF or a Licensee shall be obligated to respond to a third party under an intellectual property claim or an intellectual property indemnification commitment, which claims are directed to an Approved Package subject to a license granted to a Licensee in application of any of the rights and benefits included in Subparagraphs 6.2.1, 6.2.2, 6.2.3 and Paragraph 7.1 (“Claim”):

(i)	The Parties shall be fully and accurately notified by each other of such event and the Claim made by such third party;

(ii)	The [***] shall decide in cooperation with legal counsel upon all relevant modalities of any defense undertaken against any such suit or action or any settlement in relation to, the relevant patent Claim of the third party;

(iii)	The [***] shall unanimously decide on the settlement or compromise to any such suit or action. In the event of disagreement of the [***] regarding the same, within a reasonable period, the Party(ies) involved in, and needing to respond to, such action shall unilaterally decide of the settlement or compromise to be entered into by such Party(ies) on behalf of itself/their selves. By exception of Section 9.5(ii) above, the Parties agree that if [***] has to respond to a third party under a Claim, [***] shall decide on the settlement or compromise to any such suit or action without accounting therefore to [***]; and

(iv)	Without prejudice to Paragraph 12.8, any liability or damages (including the cost of litigation); but excluding any liabilities and damages (a) contemplated in Paragraph 12.7 and/or (b) caused by one Party [***] violating a trade secret or patent right incurred by TPRF or Coskata and resulting directly from a Claim initiated as from the date of Readiness of the PFT by a third party against TPRF and/or Coskata (hereinafter “Litigation Damages”) shall be [***] as follows:

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

•	If, at the time of receipt of such Claim, [***], Litigation Damages shall be [***];

•	However, if, at the time of receipt of such Claim initiated against TPRF and/or Coskata, [***], the Litigation Damages shall be [***]

[***]

Beyond the amount of such a cap, the Litigation Damages shall [***]. For the avoidance of doubt, Litigation Damages, related to [***] detailed in this section until [***], the Litigation Damages will further [***].

9.6	Each Party shall inform the other Party in writing of any written complaints or actions made by a third party before or after the Effective Date for misappropriation of trade secrets, violation of confidentiality or restricted use obligations and/or infringement of rights of any patent, as well as any resolution or settlement thereof, but only to the extent such complaint or action is believed to relate to information that is made available hereunder and if there is no restriction from disclosing such information to the Recipient. Thereafter, the Parties shall [***] in a manner that maintains their value to each Party. Unless and until the Parties [***] to violate such trade secret or patent rights.

SECTION 10: Enforcement against Licensees and other third parties.

10.1	Coskata shall fully inform TPRF in writing about any and all enforcement actions it wishes to undertake and has undertaken against a Licensee.

10.2	In the event that a Licensee does not comply with its contractual obligations in relation to an Approved Package and/or Confidential Information, Coskata shall use all reasonable efforts to make the Licensee compliant with such obligations, and promptly notify the other Party of such failure to comply with such [***].

Should a Licensee fail or refuse to make any payments due pursuant to its license agreement or otherwise in relation to an Approved Package and Coskata [***], then Coskata shall:

(i)         elect to [***] the details of [***], with Coskata to have [***] and TPRF shall have the right to elect [***] of any net [***]; or

(ii)         elect to [***], with Coskata and TPRF to have [***], and TPRF shall [***] of any net damages [***].

Otherwise, Coskata shall report [***] that Coskata has [***]. Coskata shall include with such reporting specific details of the [***]. If [***].

10.3	Nothing herein shall restrict a Party’s entitlement to enforce its rights in its own Background (whether patented or not) against any third party. For the avoidance of any doubt, such right to enforce Background shall also extend to Background that has become amalgamated with Foreground including all pertaining rights, title and interest (provided however that, for the avoidance of any doubt, the enforcement of such Foreground as such shall be subject to other provisions of this Section 10).

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

10.4	The Parties shall be [***]. Any such action related to [***] rights, title and interest [***]. Provided however that, subject to Subparagraphs 10.4.1 and 10.4.2, any Party [***]:

10.4.1	Before any [***] rights, title and interest, it will [***]. The [***] will be treated as Confidential Information hereunder and in a manner that preserves any legal privilege available for [***].

10.4.2	If the Parties are [***]:

1.	Has reasonably demonstrated that it has [***];
2.	Has [***] safeguard the [***]; and
3.	Will [***] resulting from the enforcement action.

10.5	If any enforcement action is [***] Coskata and the [***].

SECTION 11: Confidentiality.

11.1	From the beginning of the IJDP or the beginning of each ADP and during [***] after termination of such program, or during [***] from the signing date of each license with a Party respecting the use of the PFT, each Party agrees to hold in confidence any and all information consisting of (a) Foreground or (b) Background received by it as from the Effective Date from or on behalf of another Party pursuant to such IJDP, ADP or license (as applicable). Such information shall herein be referred to as “Confidential Information”.

11.2	No Party shall use, duplicate or otherwise copy Confidential Information, except if necessary for the performance of its work under this Agreement or to benefit from the rights, benefits and interests expressly conveyed hereunder to such Party.

11.3	Neither Party shall disclose any Confidential Information, in whole or in part, to any third party without the authorization of the Steering Committee, provided that such Party shall also be entitled to proceed with such disclosure if such disclosure is expressly authorized herein or to benefit from the rights, benefits and interests expressly conveyed hereunder to Recipient.

11.4	Each Party shall have the right unless otherwise agreed between the Parties to subject any Confidential Information received hereunder in the form of materials, samples, products or any other form, or to allow them to be [***] written consent of the other Party. In addition, each Party shall have the right to carry out [***], for evaluating the product performance or the performance of derivatives of the products. Subject to the Paragraph 4.6.2, each Party will provide the other Party with [***]. Each Party shall treat the [***] as Confidential Information in accordance with this Agreement. However TPRF may use and disclose the [***].

11.5	Either Party shall treat all Confidential Information received hereunder with at least the same degree of care as it affords to its own confidential information and each Party represents that it exercises reasonable care to protect its own confidential or proprietary information.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

11.6	The confidentiality and restricted use obligations imposed hereunder shall not apply to any information which (a) is publicly available at the time of its disclosure hereunder; (b) becomes publicly available after disclosure hereunder and without breach of a Party’s confidentiality obligations owed hereunder to the other Party with respect to such information; (c) is in the possession of a Party at the time of disclosure hereunder and which such Party, without breach of any of its obligations owed to another Party with respect to such information, is entitled to use or to disclose to others; (d) is provided to a Party, after disclosure hereunder, by a third party that is not under any confidentiality obligation owed to another Party with respect to such information; or (e) is developed by an employee, director, officer or representative of a Party who did not know or use Confidential Information therefore. Detailed information is not excluded from the obligations hereunder merely because such information is embraced by more general information excluded under subparts (a), (b), (c), (d), or (e) . Neither will a combination of features be excluded unless the combination itself and its principles of operation fall within (a), (b), (c), (d), or (e).

11.7	Nothing in this Agreement will be construed as modifying or amending the Previous Agreement. Accordingly, all information exchanged pursuant to a Previous Agreement shall, without prejudice to any of the rights of a Party contained herein, continue to be treated pursuant to the terms and conditions of that Previous Agreement only, even if such information is re-disclosed hereunder.

11.8	Each Party shall limit access to Confidential Information to employees, directors, officers and representatives to the extent they are involved in the implementation of this Agreement. Each Party shall cause its employees, directors, officers and representatives having access to Confidential Information to abide by the terms and conditions of this Section 11.

11.9	TPRF shall have the right to disclose to TPRF Affiliates, which are involved in the implementation of this Agreement, all Confidential Information received hereunder from Coskata. TPRF shall cause any such TPRF Affiliate having access to Confidential Information to abide by the terms and conditions of this Section 11.

11.10	Coskata shall have the right to disclose to Coskata Affiliates, which are involved in the implementation of this Agreement, all Confidential Information received hereunder from TPRF. Coskata shall cause any such Coskata Affiliate having access to Confidential Information to abide by the terms and conditions of this Section 11.

11.11	Neither Party is allowed to disclose any Confidential Information to any external consultant or adviser unless (i) it has first informed in writing the other Party thereof and (ii) such consultant or adviser has concluded an agreement with the disclosing Party containing substantially the same obligations of confidentiality and restricted-use as those specified herein.

11.12	The Parties shall have the right to disclose Confidential Information either Party has received hereunder, and to convey limited rights regarding the same, to Prospective Licensees or Licensees, but, during the term of the Agreement, only as may be necessary or desirable for the exercise of the rights specified in Paragraphs 6.2 and 7.1 with respect to an Approved Package, if and when such third party shall have executed agreements which are sufficient to protect the Confidential Information disclosed to such third parties. Every reasonable effort shall be made to obtain in such agreements confidentiality and restricted use term of no less than [***] to the third party concerned.

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

11.13	Nothing in this Section 11 shall limit or restrict the right of either Party to apply for and obtain patent protection in accordance with Section 5.2. However, no Confidential Information consisting of Background received hereunder shall be disclosed in any such patent filings without the prior written consent of the Party(ies) having disclosed hereunder such Background.

11.14	Nothing shall prohibit Parties, its directors, officers, representatives or employees from disclosing Confidential Information for the purposes of judicial, regulatory or administrative process or in order to comply with a requirement of applicable law. In the event a Party becomes aware that it becomes legally compelled to disclose any of the Confidential Information in a judicial, regulatory or administrative process or order to comply with applicable law, such Party will provide Discloser with reasonable prior notice thereof and will assist Discloser with obtaining any available confidential treatment of the Confidential Information.

SECTION 12: Liabilities and warranties

12.1	Each Party represents and warrants that (i) at the Effective Date, it owns its Background, free and clear of all liens, encumbrances and security interests, and has full rights to grant the rights granted to the other Party under this Agreement (ii) at the Effective Date, no claim for which there has not been prior disclosure to the other Party has been threatened to the best of its knowledge or asserted against such Party which challenges the legality, validity, enforceability, use, ownership or inventorship of the Background made available hereunder by such Party and (iii) at the Effective Date, to such Party’s knowledge there is no unauthorized use, infringement, or misappropriation of the Background by any third party.

12.2	Each Party represents and warrants that neither the execution and delivery of this Agreement nor any other document to be executed thereunder by such Party, nor the performance of its obligations and rights contemplated hereunder will conflict with, result in a breach of, or constitute a default under any other contract to which it is a party (whether or not such contract is entered into before the Effective Date).

12.3	Each Party represents and warrants that it shall not disclose or cause to be disclosed hereunder to another Party, without such other Party’s prior written consent, any Excluded Information. Such prior written consent of Recipient (if any) shall always be subject to its receipt with reasonable advance written notice from Discloser sufficiently detailed, in Recipient’s reasonable view, to assess any and all third party rights and/or obligations applicable to such information, trade secrets or materials.

12.4

Subject to other provisions of Section 12, the Parties make no representation or warranty, express or implied, regarding any information, rights, products or technology they have made available to each other hereunder, or regarding their completeness, merchantability, or fitness for a particular use, and each Party disclaims all implied representations and warranties provided by statute or common law. In addition, any information, technology or products disclosed hereunder between the Parties for the purposes of the IJDP or Additional Development Programs may contain forward-looking statements, estimates and projections that are based on observations of past performance only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Party disclosing such information, technology or products. The Party receiving such information, technology or products acknowledges that actual events and results may differ materially from those anticipated, reflected, estimated or projected, including but not limited to in such case that one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect.

12.5	As it does not exercise any control or supervision over such matters, neither Party shall be responsible or liable (except if specified otherwise herein) for the performance or non-performance by any other Party in relation to services performed by any such other Party in accordance with Paragraph 7.5. Except if otherwise expressly agreed upon by and between the Parties, any performance or nonperformance under this Agreement by either Party shall not alter the relative responsibilities of the other Party.

12.6	Each Party (“Indemnifying Party”) shall indemnify, defend and hold the other Party harmless from any and all claims, damages and losses incurred by such other Party relating to this Agreement and resulting directly from: (i) the personal injuries of the employees of the Indemnifying Party ; (ii) damage to the property of the Indemnifying Party; (iii) the breach or inaccuracy by the Indemnifying Party of any and all representation or warranty expressly included herein; (iv) the services provided by the Indemnifying Party in accordance with Paragraph 7.5; (v) any act or omission attributable to the willful misconduct of the Indemnifying Party; (vi) [***].

12.7	Except as expressly specified otherwise in this Agreement, neither Party shall be liable in any action (on the basis of breach of contract, breach of warranty or tort, including negligence and strict or absolute liability, breach of statutory duty, or otherwise) initiated by or against the other Party or any Coskata Affiliates or TPRF Affiliates for consequential, special or indirect damages resulting from or arising out of this Agreement. However, such limitation shall not apply to loss of profit or business interruptions caused by acts or omissions constituting willful misconduct or negligence, if directly related to the use of Confidential Information or any breach of Appendix 8. The maximum liability of either Party for loss of profit or business interruption in any action (on the basis of breach of contract, breach of warranty or tort, including negligence and strict or absolute liability, breach of statutory duty, or otherwise) initiated by or against the other or any of such Party, TPRF Affiliates or Coskata Affiliates shall be [***]. This Subparagraph 12.7 does not limit the remedies expressly provided for in this Agreement including, in the case of willful misconduct, the loss of the right to use within the Field the Confidential Information to which the unauthorized disclosure was directly related.

12.8	Without prejudice to the other provisions of this Section 12, in the event that Coskata or TPRF shall be obligated to respond to a Licensee claim, Coskata and TPRF shall [***], any and all damages, liabilities and indemnities resulting from the licensing by Coskata hereunder of an Approved Package in accordance with Approved Licensing Conditions by, or disclosure or conveyance of the same to, a Licensee. Except if decided otherwise by [***].

SECTION 13: General provisions

13.1	This Agreement shall be construed and interpreted in accordance with the substantive laws of England and Wales, without regard to any conflict of law principle that directs the application of another jurisdiction’s laws.

13.2	Any payments contemplated in this Agreement shall be paid via wire transfer within thirty (30) days from the reception date of each invoice. Each such invoice must include, in addition to the legal notices, the following information:

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

•	the concerned Party’s corporate identification code if any;

•	the references of the Agreement;

•	the concerned Party’s bank details;

•	the references of the part of the work covered by the invoice.

Each invoice together with supporting documents shall be established in one single original copy clearly stamped “ORIGINAL” and shall be addressed by receipt confirmed fax, by commercial courier or by mail to:

For COSKATA	For TPRF
4575 Weaver Pkwy, Ste 100 Warrenville, IL, USA	Zone Industrielle C 7181 Feluy, Belgium
Attn: Elena Callard	Attn: Mr Eric Duchesne, Base Chemicals R&T Manager
Fax: +1 (630) 657-5192	Fax:
@: AccountsPayable@coskata.com	@: eric.duchesne@total.com

A copy of each invoice shall be sent by courier or by mail to the SC representative of each Party.

In the event of a challenging by the Party receiving the invoice of one or more items on the invoice, the obligation to pay the disputed sum shall be suspended. The Client will, prior to the contractual due date of payment, send a memorandum setting out its position. If an agreement on the dispute is reached, the creditor shall then issue a “credit note” cancelling the disputed invoice and a new invoice for the non-disputed items.

13.3	In case of disputes or differences by and between TPRF and Coskata under this Agreement, whether or not in relation to the decision making process of the Steering Committee, (“Dispute”), TPRF and Coskata [***] to resolve the Dispute according to the following procedure (“Dispute Procedure”):

13.3.1	[***].

13.3.2	TPRF and Coskata shall attempt to resolve any Dispute promptly by negotiation between executives who have authority to settle the Dispute and who are at a higher level of management than the persons with direct responsibility for administration or performance of this Agreement.

13.3.3	Any Dispute not resolved through negotiation in accordance with the previous paragraph, [***] the Dispute to arbitration in London of the London International Court of Arbitration and all issues of interpretation and construction shall be resolved in accordance with English law. The Parties waive any defense based on sovereignty, including immunity to arbitration, immunity to judicial proceedings to enforce or to aid any such arbitration, and immunity to enforcement and execution of the award or any judgment entered thereon. Each Party acknowledges that remedies at law may be inadequate to compensate for a breach of this Agreement. The arbitrator may therefore award both monetary and equitable relief, including injunctive relief and specific performance, and each Party may apply for interim or conservatory relief. The Parties undertake to keep strictly confidential the contents of the arbitral proceedings.

13.4	This instrument constitutes the entire agreement between the Parties and can only be amended by a written document signed by all Parties expressly stating that it is an amendment to this Agreement.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

13.5	None of the Parties shall transfer or assign (any part of) this Agreement to a third party without the prior written consent of the other Party, except that TPRF may make such transfer or assignment to a TPRF Affiliate and Coskata may make such transfer or assignment to Coskata Affiliates or to the successor in interest to substantially all of Coskata’s business to which this Agreement relates. Coskata shall promptly deliver to TPRF written notice of such transfer or assignment (which shall include the name of the successor). In the case of such an assignment, either Party shall assign their ownership interests in the Foreground to the assigned entity. In the event of a transfer or assignment with an entity conducting similar activities in the oil, gas or chemical markets as TPRF or TPRF Affiliates and such entity’s market power is sufficient to conflict with an interest that TPRF or TPRF Affiliates have in any such markets, then TPRF shall have the right but not the obligation to terminate this Agreement, without any liability, by providing written notice of termination to Coskata.

13.6	No waiver by Discloser of any default or breach of any obligation under this Agreement shall operate as a waiver of any continuing or future default or breach.

13.7	Except if provided otherwise in this Agreement, none of the Parties shall have any obligation to enter into any further agreement, contract, or other business relationship or arrangement with any other Party as a result of this Agreement. Further, and except if provided otherwise in this Agreement, this Agreement does not create any agency, joint venture or similar arrangement by or among the Parties hereto. The Parties will be free to conduct their business and operations as they, in their sole discretion, determine including, without limitation, negotiating with and entering into agreements with any other person, but always subject to the provisions of this Agreement.

13.8	If any of the provisions, or portions thereof, of this Agreement are found to be illegal or unenforceable, they are to that extent only to be deemed omitted, and the remaining provisions of this Agreement shall remain in full force and effect and may be enforced to nonetheless protect and reflect the original intent of the Parties hereunder.

13.9	The rights and obligations under this Agreement shall be binding on the legal successors of the Parties.

13.10	No Party shall be required to perform any obligation under this Agreement whenever performance is prevented, impeded, delayed or made futile by factors outside the reasonable control of any of the Parties including all events of Force Majeure, including, but not limited to, fires, floods, earthquakes, riots or civil commotion, lockouts, wars or hostilities, restraint of rulers, price controls, action or inaction of any governmental entity, unavoidable disturbances to operation, Acts of God, civil commotion, epidemics, embargo, boycott or other occurrences beyond the reasonable control of the Parties. If such shall occur, the Parties shall be excused from fulfilling their contractual obligations under this Agreement for the duration of the disturbance and to the extent of its consequences. As soon as there are indications that a case of Force Majeure is occurring, or if any Party is prevented or delayed in the performance of its obligations under this Agreement by circumstances of Force Majeure, the affected Party shall inform the other in writing without delay and discuss with the other the consequences of such circumstances and the measures to be taken. The Parties shall to the best of their ability make all reasonable efforts to avoid or limit any detrimental effects of any Force Majeure. The Parties shall resume performance as soon as reasonably possible.

13.11	Any notice, report, statement, request or other communication under this Agreement shall be in writing to the respective address indicated below, or such other address as the recipient Party may have heretofore designated in writing to the other Party hereto:

If to TPRF:

Attention:           Eric Duchesne, Base Chemicals R&T Manager

With a Copy to: Philippe Bruylants, Contracts & Licenses;

Total Petrochemicals Research Feluy S.A.

Zone Industrielle C

7181 Feluy, Belgium

If to Coskata:

Attention:           James Fawley, Vice President of Strategic Business Development

With a Copy to: John Tolomei, Chief Legal Officer & Corporate Secretary

                         Coskata, Inc.

                         4575 Weaver Parkway, Suite 100

                         Warrenville, IL 60555

                         U.S.A.

Such notices may be delivered by hand, by receipt confirmed fax, by commercial courier or by mail. Notice shall be deemed to have been given when it is received. Any notice requiring prompt attention shall be contemporaneously confirmed by facsimile transmission or receipt confirmed electronic mail.

13.12	None of the provisions of this Agreement shall be considered waived by any of the Parties except when expressly made in writing. No such waiver shall be, or construed to be, a waiver of any part or future default, breach or modification of any of the terms, provisions, conditions or covenants of this Agreement except as expressly stated in such waiver.

13.13	Headings in this Agreement are for convenience only and are not to be used in interpretation of any provision of the Agreement.

13.14	The official language of this Agreement is, and shall continue for all purposes to be, the English language. Each Party acknowledges that it has had adequate opportunity and bargaining strength to review, negotiate, and revise this Agreement. Each Party expressly agrees that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement. In the event of any conflict between this Agreement and any exhibit or attachment, this Agreement shall control. The use of the terms “including” or “include(s)” shall in all cases herein mean “including, without limitation” or “include(s), without limitation,” respectively. No usage of trade shall be considered in the interpretation or enforcement of this Agreement. The Parties waive any right they may have to introduce evidence of any such course of dealing, course of performance, or usage of trade.

13.15

None of the provisions of this Agreement shall be construed so as to require the commission of any act contrary to law, and the Parties agree that they will comply with all applicable laws in conducting activities under this Agreement. In no event shall either TPRF or Coskata exercise its rights granted under this Agreement by re-transferring technology it has obtained from the other if such exercise of rights will cause either TPRF or Coskata to violate applicable law. Upon written request from TPRF or Coskata to the other, TPRF and Coskata shall consult to determine whether planned disclosure or self-use activities are consistent with this provision. Such activities may not be undertaken should a Party conclude, based on a reasonable interpretation of the applicable law, that the proposed activities are inconsistent with applicable law.

13.16	Each Party hereto declares that (i) each of the designated signatories of this Agreement has the legal right and full power and authority to bind it and to execute this Agreement on its behalf; (ii) it has the legal right and full power and authority to enter into and perform this Agreement, and (iii) its execution of this Agreement is fully compliant with all applicable corporate and legal formalities, such that its obligations hereunder are valid and legally binding.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. If this Agreement is first executed in counterparts, the Parties shall circulate the original counterparts so that each Party will receive an original executed by all of the Parties.

Each Party has signed this Agreement in duplicate original.

Coskata Inc.

By:	/s/ William J. Roe

Name:	William J. Roe
Title:	President and CEO

Date:	December 27, 2010

Total Petrochemicals Research Feluy S.A.

By:	/s/ Eric Duchesne	By:	/s/ Claude Lebeau
Name:	Eric Duchesne	Name:	Claude Lebeau
Title:	Base Chemicals R&T Manager		Senior VP, Strategy, Research,
		Title:	Technology and Engineering

Date:	December 20, 2010	Date:	December 21, 2010

Appendix 1: Definitions

Terms that are capitalized shall have the meanings as defined within this Appendix 1 or elsewhere in this Agreement.

1.	“Annual Average BLS Index” as applied to any calendar year means the average of the monthly indices for the consecutive twelve month period ending December 31 of the preceding calendar year, including monthly indices subject to revision, from the Producer Price Index of “Industrial Commodities” as published by the Bureau of Labor Statistics, United States Department of Labor, using the year 1982 as the base index equal to 100.

2.	“Additional Development Program” or “ADP” means a joint research and development undertaking pursuant to or on the basis of a proposal approved by the Steering Committee and which is required to fulfill or extend the IJDP before the Readiness, or to improve the Propanol Fermentation Technology after Readiness. Unless decided otherwise by the Steering Committee, such Additional Development Program shall be governed in the same manner as the IJDP and under the terms and conditions of this Agreement.

3.	“Approved Licensing Conditions” means the following terms to be included in the agreements by and between the Licensing Party and Licensees and to be determined [***] promptly after Readiness: (a) approved ranges for guaranteed performance figures, for a standard case; (b) maximum penalty figures for non attainment of guarantees, for the above standard case; (c) protocol for liabilities and indemnification obligations with respect to Licensees and having a potential impact on the other Party; (d) the ability of Licensees to employ engineering, procurement and construction companies involved with competitive Synthesis Gas fermentation technologies; (e) protocol for confidentiality and restricted-use obligations with respect to Licensees; and (f) any other item determined [***].

4.	“Approved Package” consists in the definition of technical, intellectual property and Health Safety Environment specifications related to the performance of the PFT, which includes all the information related to the process design, microorganism characteristics and means to implement the PFT. The Approved Package includes also within its meaning (i) a blank process book and (ii) any and all Foreground including all pertaining rights, title and interest and Background necessary to implement the PFT and (iii) any and all products and by-products that are able to be produced with the PFT (and other Foreground), each having been [***] for the purposes of the exercise and implementation by Coskata of any of the rights and benefits included in Subparagraphs 6.2.1 and 6.2.2 and Paragraph 7.1.

5.	“Background” means any and all technical information (including but not limited to information, inventions, discoveries, know-how, developments, improvements, techniques, formulas, samples, apparatus, experimental results, trade secrets, correlations, models, technical data, design information, kinetic parameters), as well as the rights within the Field associated with such technical information (such as patents, intellectual property rights or similar proprietary rights), which technical information and associated rights are owned or possessed by a Party before the Effective Date, or after the Effective Date outside or independent from the IJDP or an

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ADP, and are useful or necessary according to such owning or possessing Party (a) for conducting the IJDP and/or ADP; and/or for (b) the commercialization of the results of the IJDP and/or ADP, in each case to the extent that, and subject to the conditions (including the obligation to account to and/or make payments to others) under which, the owning or possessing Party has the right to disclose or license such technical information and associated rights to the other Party hereunder.

6.	“Coskata Affiliate” means any company, corporation, association, partnership, venture, or other entity which, directly or indirectly, now or hereafter, controls Coskata, or is controlled by Coskata. For the purpose of this definition, control is defined as direct or indirect ownership of ninety nine percent (99%) or more of the voting interest or economic interest in a corporation or ninety nine percent (99%) or more of the equity interests in the case of any other entity.

7.	“Coskata Background” means Background owned or possessed by Coskata and relating, for instance, to microorganism strains able to ferment synthesis gas into ethanol or propanol, laboratory fermentors, laboratory screening equipment, fermentation reactor technology, waste water treatment and biotechnology related know-how (non-patented technical information) and Synthesis Gas conditioning for fermentation, fermentation reactor technology, alcohol fractionation and purification, operation of fermentors using Synthesis Gas and isolated microorganism strains and improvements thereto (patented technical information) as well as public information, the application of which is not generally known.

8.	“Coskata Joint Venture” means any company, corporation, association, partnership, venture, or other entity in which Coskata has direct or indirect ownership of less than ninety nine percent (99%) but greater than twenty-five percent (25%) of the voting interest or economic interest in a corporation or less than ninety nine percent (99%) but greater than twenty-five percent (25%) of the equity interests in the case of any other entity.

9.	“Excluded Information” means any information and data, including but not limited to technical, business, financial, developmental, operating, performance, cost, know-how, samples, process information and/or economic information, that a Party (and/or by such Party’s employees, officers, directors or representatives) [***] by such Party (and/or by such Party’s employees, officers, directors or representatives) .

10.	“Initial Joint Development Program” or “IJDP” means the joint development program described in Appendix 2 to this Agreement and to be carried out hereunder by the Parties, on a collaborative basis for the purpose of developing and achieving the Propanol Fermentation Technology for use in the Field, with the understanding that such program may be expanded and/or modified from time to time by the Steering Committee on the basis of a proposal made by the TMT. For the avoidance of any doubt, the IJDP shall terminate on the day that Readiness in respect of the Propanol Fermentation Technology is achieved.

11.	“Favorable Party” means TPRF or Coskata, as applicable, who elects to pursue, file or extend a patent application directed toward Foreground pursuant to Subparagraphs 5.2.6 and 5.2.7.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

12.	“Field” means the field of isolating [***] microorganisms capable of fermenting Synthesis Gas into predominantly Propanol and further developing and optimizing these microorganisms, their progeny, and any genetic characteristics thereof, as well as the development of the technology of fermenting Synthesis Gas into a mixture of alcohols with predominantly Propanol using such microorganisms, (including recovery and purification of the alcohols to provide dehydration-ready alcohols). The term “Field” excludes within its meaning the dehydration of any alcohol into the corresponding olefin having the same number of carbons.

13.	“Foreground” means any and all information including but not limited to inventions (patentable or unpatentable), discoveries, know-how, developments, improvements, techniques, formulas, samples, apparatus, experimental results, trade secrets, correlations, models, technical data, design information, kinetic parameters, which information is developed: (a) by either Party during the term of this Agreement pursuant to the IJDP and/or ADP and/or (b) for and/or by a Licensee based on an Approved Package to the extent such Licensee has granted the necessary rights to such information.

14.	“Licensee” means any legal entity (including but not limited to TPRF, TPRF Affiliates, TPRF Joint-Ventures, Coskata, Coskata Affiliates and Coskata Joint-Ventures) who has executed an agreement respecting the use of an Approved Package for the construction and operation of a Licensed Unit. It is understood that such term: (a) also includes within its meaning a license to use an Approved Package that has been granted with sublicensing rights and (b) excludes within its meaning third parties that are interested in using an Approved Package for purposes other than for the construction and operation of a Licensed Unit.

15.	“Licensed Unit” means a plant or unit implementing the Propanol Fermentation Technology licensed to a Licensee for the production of Propanol.

16.	“Previous Agreement” means (i) a Non-Disclosure Agreement, [***], entered into by and between Coskata and Total Energy Ventures International, (ii) a Subscription Agreement (and other related agreements), effective April, 27, entered into by and between Coskata and Total Energy Ventures International (“TEVI”) whereby TEVI has become a shareholder of Coskata and/or (iii) a Non-Disclosure Agreement, effective March, 25, 2010, entered into by and between Coskata, Total Gas & Power Ventures, and TPRF.

17.	“Propanol” means n-propanol or iso-propanol.

18.	“Propanol Fermentation Technology” or “PFT” means, in completion of its definition contained in the recitals of this Agreement, Foreground (i) whether or not based upon or containing Background made available hereunder and (ii) that by [***] has achieved Readiness in accordance with Appendix 4 hereof.

19.	“Prospective Licensee” means any third party who has expressed an interest in, or which one or more Parties hereto consider a prospect for, a license to use an Approved Package. It is understood that such term: (a) also includes within its meaning third parties interested in acquiring such a license and/or third parties interested in acquiring the right to grant a sublicense to another third party for the use by such other third party of the same subject matter and (b) excludes within its meaning third parties that are interested in using an Approved Package for purposes other than for the construction of a Licensed Unit.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

20.	“Readiness” means:

i.	With respect to the IJDP:

The achievement, [***] of applicable criteria specified in Appendix 4 for the successful completion of each objective and task under Phases 1, 2 and 3 of the IJDP contained in Appendix 2 to this Agreement.

ii.	With respect to an Additional Development Program:

The achievement, [***] of the applicable criteria for successful completion of each objective or task under such project, which criteria are in each case to be determined [***].

21.	“Significant Deviation” shall mean:

(i)	any specification that either falls outside the Approved Package or that cannot be defined because the Approved Package lacks the required information, and whose extrapolation cannot be made, in a straightforward fashion, by means of Foreground or Background. Significant Deviation consists, among others, in :

•	[***]

•	Changes in Propanol specification

•	Changes in safety philosophy

Significant Deviation does not include minor changes that are linked to (a) overall performance optimization as a result of the integration of the PFT in existing facilities, (b) lay-out or (c) plot plan considerations.

(ii)	any and all deviation from HSE matters covered by the Approved Package;

(iii)	any and all freedom to operate matters not identified pursuant to Paragraphs 9.1 and 9.2.

22.	“Synthesis Gas” means (on a dry basis) a mixture of mainly the following components: hydrogen, carbon monoxide and carbon dioxide in any proportions but at least containing two of the reported components.

23.	“TPRF Affiliate” means any company, corporation, association, partnership, venture, or other entity which, directly or indirectly, now or hereafter, controls TPRF, or is controlled by TPRF, or is under common control with TPRF. For the purpose of this definition, control is defined as direct or indirect ownership of ninety nine percent (99%) or more of the voting interest or economic interest in a corporation or ninety nine percent (99%) or more of the equity interests in the case of any other entity.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

24.	“TPRF Background” means Background owned or possessed by TPRF and relating, for instance, to research and development pilot plants, purification techniques, fouling mitigation & corrosion mitigation, waste water treatment, biotechnology related know-how and gasification related know-how (non-patented technical information) and alcohol pre-treatment/purification techniques and integration of propanol production to propanol dehydration technology and dehydration process and sensitivity to poisons (patented technical information), as well as public information, the application of which is not generally known.

25.	“TPRF Joint Venture” means any company, corporation, association, partnership, venture, or other entity in which TPRF or a TPRF Affiliate has direct or indirect ownership of less than ninety nine percent (99%) but greater than twenty-five percent (25%) of the voting interest or economic interest in a corporation or less than ninety nine percent (99%) but greater than twenty-five percent (25%) of the equity interests in the case of any other entity.

Appendix 2: IJDP

The primary objective of the IJDP work is to develop bacteria for the fermentation of Synthesis Gas into Propanol and ethanol and to design an industrial process for such fermentation. More precisely, the IJDP will have as its objective the development of Foreground consisting of the Propanol Fermentation Technology, such in accordance with the Milestones (as specified in Appendix 3) and up to the level of Readiness (as specified in Appendix 4).

The IJDP shall be undertaken in accordance with the following three (3) main phases:

Phase 1:	Strain characterization and optimization:

•

In a first task, the initial work consists in the validation of initial results and in [***]. These preliminary steps that are crucial will be validated by a Go/No go decision (as further specified in Appendix 3 below).

•	In a second task, [***]. This step will be validated by a Go/No go decision (as further specified in Appendix 3 below).

•	In a third task, the [***].

Phase 2:	Scale up at [***], Seed Train [***].

Phase 3:	Process development / conceptual engineering, potentially involving a third party engineering firm

During Phases 1, 2, and 3, the [***] will be further[***] by [***] and/or by [***] that could be [***].

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Appendix 3: Milestones of the IJDP

The Milestones, and their anticipated completion dates, are the following:

Phases:	Target Completion Date	[***] Review Date

1. Phase 1: Strain characterization and optimization

• [***]	[***]	[***]

• [***]	[***]	[***]

• [***]	[***]	[***]

• [***]	[***]	[***]

• [***]	[***]	[***]

2. Phase 2: Scale-up at [***]

• [***]	[***]	[***]

• [***]	[***]	[***]

3. Phase 3: Process development

• Complete “Blank Process Book”	[***]	[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Phase 1 Success Metrics: A lead strain has been developed possessing the following characteristics.

1.	[***] Productivity – [***] of [***], Propanol, [***]

2.	Syngas (CO and H2) Conversion – [***] to [***], Propanol, [***]

3.	Selectivity – [***] of the alcohols [***], by weight, are [***]

4.	Strain Tolerance – greater than [***] of Propanol [***]

5.	Dehydration Ready – the [***] can [***], to fit the [***] necessary to [***]

6.	Syngas [***] – Determine the target range of Synthesis Gas composition [***] for the [***] strain. Confirm the feasibility of reaching such target range for [***] through [***] gasifier designs using [***] technology [***].

7.	Economic Viability — The cost of production of Propanol with the [***], on a [***] basis, will be [***]. For the purposes of calculating this cost per gallon, it will be assumed that [***]. The key assumptions employed in this estimation are:

•	Feedstock cost sensitivities at (i) [***], estimated by [***], (ii) [***], estimated [***], and (iii) [***], estimated as [***],

•	[***] will provide [***] assumptions based on the [***], for review [***]

•	[***] will provide [***], for review [***]

•	A [***] per gallon of installed capacity will be [***] of production, and

•	[***] will be [***] for each [***], on the basis of [***] for the[***], for review [***].

Economic Viability will be achieved [***]: (a) below the [***] target at the [***] for at least [***], and (b) below the [***] target at the [***] for at least [***].

Phase 2 Success Metrics:

1.	A [***] has been [***] possessing characteristics 1 through 4 as described in the Phase 1 Success Metrics.

2.	Demonstration that the [***].

3.	Steady-state operation of [***] syngas.

Phase 3 Success Metrics: Delivery of a Blank Process Book [***] as further described in Appendix 4.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Appendix 4: Readiness for Propanol Fermentation Technology

•	[***] and performance validation (Phase 1 & 2), by achieving the Phase 1 and Phase 2 Success Metrics as described in Appendix 3.

•	Upscaling to commercial scale, by delivering of the following documents (Phase 3):

¡

Blank Process Book (eventually by 3rd party); this Blank Process Book (see Appendix 9) is a simplified Basic Engineering Package, [***]. This Blank Process Book will allow Coskata as licensing agent to prepare and provide commercial proposals and PDP’s (Process Design Packages) for potential licensees with the intention to start the execution of a TAEDP (Technology Access and Engineering Design package).

¡	[***] (Coskata or 3rd party & TPRF)

•	It is envisioned that Readiness of the Propanol Fermentation Technology is reached no later than [***] after the Effective Date of the Agreement.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Appendix 5: Royalty fee sharing

Depending upon a decision of [***], having signed a detailed engineering, procurement and construction agreement to build [***] using the Foreground and the required Background to be exploited by [***], the following royalty fee sharing will be applied, using the following definitions:

¡

TJDAE ($) = TPRF’s JDA Expenditures: including all expenditures as described in section 4.1.2 and inflated on an annual basis via the mechanism described below, paid to Coskata for the purpose of the IJDP or ADP, but excluding:

•	TPRF’s internal expenditures related to employees of TPRF, involved in the conduction of the IJDP or ADP;

•	[***]; and

•	Any exclusivity payments made by TPRF as described in Section 7.7 and Appendix 7.

¡	ALFPT ($) = Aggregate License Fee Payments to TPRF: is the sum of the net royalty fee sharing to TPRF, inflated on an annual basis via the mechanism described below.

TJDAE will be inflated on an annual basis via the use of the Average Annual BLS Index according to the following calculation:

TJDAE (as of end of Year X) =	Incremental TJDAE incurred during Year X + {TJDAE (as of end of Year X-1) * [Average Annual BLS Index Year X/Average Annual BLS Index Year X-1]}

ALFPT will also be inflated on an annual basis in the same manner as TJDAE.

License Fees	Royalty Fee Sharing
	Coskata	TPRF

TPRF, TPRF Affiliates or TPRF Joint Ventures have not [***] for a plant having a [***] of production of Propanol (and other (by-)products produced by the plant) and [***]	[***]	[***]

TPRF, TPRF Affiliates or TPRF Joint Ventures have [***] of production of Propanol (and other (by-)products produced by the plant) and [***]	[***]	[***]

TPRF, TPRF Affiliates or TPRF Joint Ventures has [***] of production of Propanol (and other (by-)products produced by the plant) and [***]	[***]	[***]

TPRF, TPRF Affiliates or TPRF Joint Ventures has [***] of production of Propanol (and other (by-)products produced by the plant) and [***]	[***]	[***]

For the avoidance of doubt, once [***] becomes greater than [***] and irrespective of the inflation mechanism described above, royalty fee sharing will remain [***] until such time as TPRF, a TPRF Affiliate or a TPRF Joint Ventures has [***] for a plant having a [***] of production of Propanol (and other (by-)products produced the plant) and [***].

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Appendix 6: Consideration for licenses to TPRF, TPRF Affiliates, TPRF Joint-Ventures or

Coskata Joint-Ventures

1.	Coskata agrees to provide, and Subparagraph 6.2.3 includes the right for TPRF to provide, TPRF or TPRF Affiliates with a worldwide license to deploy and use the PFT consisting of Foreground including all pertaining rights, title and interest and any required Background of Coskata (such as organism or strain patents) that are assigned to Coskata for [***]. The related implementation of Subparagraph 6.2.3 shall include royalty payment to Coskata for these facilities as follows:

[***]

Such plants licensed by Coskata will be constructed and operated according to a license agreement with Coskata, specifying terms and conditions on capacity and potential improvements demonstrated on such plants (being understood that any such terms and conditions shall not limit or avoid the exercise of the rights, title and benefits of TPRF and TPRF Affiliates granted under this JDA).

2.	For subsequent commercial plants after the [***] specified above, Coskata agrees to provide, and Subparagraph 6.2.3. includes the right for TPRF to provide, TPRF and TPRF Affiliates with a worldwide license having a royalty payment to Coskata of [***] consisting of Foreground including all pertaining rights, title and interest, and any required Background of Coskata (such as organism or strain patents) that are assigned to Coskata.

3.	For plants, built and operated by TPRF or TPRF Affiliates for which a [***] is obtained, and for which an extension of production capacity beyond the initial licensed capacity as the result of additional capital investment is envisaged, Coskata will grant an extension of licensed capacity at a royalty cost [***] to deploy and use the PFT consisting of Foreground, including any required Background of Coskata (such as, for instance, organism or strain patents) that are assigned to Coskata. It is understood that “additional capital investment” are those directed to new main equipment, replacement of main equipment or modification of main equipment in order to augment the respective capacity of such plants. It is understood that capacity creep [***].

4.	The [***] terms specified here above will be extended to the right for TPRF and TPRF Affiliates to use and sell any products and by-products produced by the PFT in the relevant plants. In addition, the [***] terms specified here above will apply regardless of whether TPRF or the TPRF Affiliates at stake owns or controls a TPRF Joint Venture, in which case the TPRF Joint Venture will pay [***] to the licensing Party for the use of the PFT consisting of Foreground by the TPRF Joint Venture, including any required Background of Coskata (such as organism or strain patents) that are assigned to Coskata, and the licensing Party shall promptly reimburse the non-licensing Party, in accordance with the [***] terms specified here above. For the avoidance of doubt, the partners within the TPRF Joint Venture other than TPRF or a TPRF Affiliate [***] is that portion of ownership used under the definition of TPRF Joint Venture and is shared in accordance with Appendix 5.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

5.	The [***] terms specified here above will apply regardless of whether Coskata owns or controls a Coskata Joint Venture, in which case the Coskata Joint Venture [***] to Coskata for the use of the PFT consisting of Foreground including all pertaining rights, title and interest, by the Coskata Joint Venture. For the avoidance of doubt, the partner within the Coskata Joint Venture other than Coskata or a Coskata Affiliate [***] is that portion of ownership used under the definition of Coskata Joint Venture and is shared in accordance with Appendix 5.

6.	For each commercial project, envisioned by TPRF or TPRF Affiliates, the upfront fees and costs associated with Technology Access and Engineering Design Package, prepared by or on behalf of Coskata, will be paid at commercial terms by TPRF or its TPRF Affiliates. For each operating facility, TPRF or TPRF Affiliates still pays Coskata for the microorganisms, proprietary nutrient packages, and technical service at a cost including markup which is transparent to TPRF.

7.	If and when after Readiness and provided TPRF or TPRF Affiliates has built a Licensed Unit, and improvement(s) of the PFT are developed as the result of an ADP, such improvement(s) can be implemented in Licensed Units of TPRF or TPRF Affiliates at the same conditions as the license conditions of such Licensed Unit, but subject to all restrictions of this paragraph. Furthermore, at the date of Readiness of such ADP, TPRF may make a written request to exclusively deploy the ADP covering such improvements for up to three years (“Extension Request”). The Parties shall negotiate amounts payable by TPRF to Coskata in consideration of the requested exclusivity period. This consideration shall take into account (a) the relative contribution by the Parties, as determined by the Steering Committee prior to the commencement of the ADP, to the conception or development of the ADP, (b) the costs incurred for the applicable ADP and (c) the added value of the improvements at stake. In the event that, as [***], the ADP is conceived or developed principally by means of the Background of Coskata (or Coskata Affiliates), such consideration to Coskata shall consist of [***]. In the event that, as [***], the ADP is conceived or developed principally by means of the Background of TPRF (or TPRF Affiliates), such consideration to Coskata shall [***]. Coskata will also have the ability to explore the market or make other marketing efforts regarding Prospective Licensees as well as the ability to deploy the ADP in accordance with the terms of Section 7.7.2, but subject to all restrictions of this paragraph. Until the Parties have reached agreement on such consideration, there will be no use of any kind by any Party of such improvements. The Parties will use best efforts to reach agreement within six (6) months of such Extension Request, past which either Party may have the dispute resolved according to the Dispute Procedure.

8.	If and when after Readiness and provided TPRF or TPRF Affiliates has built a Licensed Unit, improvement(s) of the PFT that are developed by TPRF or TPRF Affiliates as the results of optimized or improved plant operation at such Licensed Unit or as the result of modifications implemented on behalf of the owner of such Licensed Unit, such improvement(s) [***].

9.	In the case of this Agreement being terminated early per Section 2.2 by Coskata, this entire Appendix 6 shall survive. In the case of this Agreement being terminated early per Section 2.2 by TPRF, TPRF and TPRF Affiliates shall continue to hold the following benefits only with respect to this Appendix 6:

¡	If termination occurs during Phase 1, [***].

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

¡

If termination occurs during Phase 2, Coskata [***] shall reflect the amount of Coskata’s contribution to the propanol fermentation technology used in such plants, Coskata’s contribution to the engineering and design of the plants, and the right of Coskata to garner benefit from these plants by leveraging them in Coskata’s licensing of propanol fermentation technology to third parties. Such reasonable period shall last a maximum of [***] from the date the plant is released to operations when and if Coskata has not contributed to the Technology Access and Engineering Design Package, as contemplated in section 7.5.1, of the plant.

¡

If termination occurs after Readiness, Coskata agrees to provide [***] shall reflect the amount of Coskata’s contribution to the propanol fermentation technology used in such plants, Coskata’s contribution to the engineering and design of the plants, and the right of Coskata to garner benefit from these plants by leveraging them in Coskata’s licensing of propanol fermentation technology to third parties. Such reasonable period shall last a maximum of [***] from the date the plant is released to operations when and if Coskata has not contributed to the Technology Access and Engineering Design Package, as contemplated in section 7.5.1, of the plant. For the avoidance of doubt, [***].

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Appendix 7: Exclusivity Periods Payments

Exclusivity Periods	Exclusivity Period Term	Amounts payable by TPRF to Coskata

First Exclusivity Period	[***]	US $ 7 million - CP2OF , to be paid within the month following the date of exercise of the Option

Second Exclusivity Period	[***]	US $ 10.5 million, to be paid within the month following the date of exercise of the Option

Third Exclusivity Period	[***]	US $ 14 million, to be paid within the month following the date of exercise of the Option

The Option of the Exclusivity Period has to be exercised before the start of such Period.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Appendix 8: Procedure on the disclosure and receipt of information

Subject to the terms and conditions of this Agreement:

A.	Disclosure for the purposes of this Agreement only. Save if expressly provided herein, this Agreement shall not impose any obligation on either Party to disclose any information, software, or document, whether or not such information or document would constitute Confidential Information, provided however that either Party shall only disclose hereunder information or material that is necessary for the purposes of this Agreement.

B.	Prior description or summary. It is understood by the Parties that the identification of Background will only take place via the TMT and be confirmed by the SC. Each Party will receive an agenda prior to the TMT meeting summarizing the topics to be discussed. Each Party shall then have the right to refuse receipt of or access to any information or material so described or summarized by identifying for the disclosing Party the described or summarized information and/or material that the other Party does not desire to receive. This right of refusal only applies to any information or material which the receiving Party reasonably deems not to be useful or necessary to the IJDP. The disclosing Party shall not provide such identified information and/or materials to other Party(ies).

C.	Adherence by employees. The Parties to this Agreement shall procure that each of its directors, officers, representatives or employees involved, directly or indirectly, in the implementation of this Agreement is made aware of its terms (and those of this Appendix 8). In addition, each Party shall procure that such directors, officers, representatives and employees will adhere to such terms as if they were the Party.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Appendix 9: Blank Process Book

1.	Process Flow Diagram(s) (PFD) – Identifies all major equipment, process piping and process control loops in the Unit for normal operation. Heat & Material Balance will be included on the PFD with all major process stream properties identified.

2.	Utility Flow Diagram/Estimated Utility Summary – Depicts all major utility inputs and plant discharges, volumetric flows and estimated stream compositions.

3.	Material Selection Diagram – Identifies primary materials of construction for sections of the plant – based on the PFD format.

4.	Typical Plot Plan (or Preliminary Site Plan) – Typical arrangement of equipment based on greenfield site. Can be adapted to site-specific constraints if site information is available.

5.	Numbered Equipment List—List of major process equipment required for the plant, with summary of major design parameters, performance requirements, materials of construction, required area classification, applicable design and fabrication codes. Proprietary equipment, where critical to the design of the overall plant, will be identified by vendor and model number.

6.	Process Control System Architecture & Design—DCS System architecture drawing and appropriate operating strategy narrative to depict process control system design philosophy.

7.	Preliminary Building Sizes & Type of Construction – Description of primary buildings and associated function to be included in the plant.